    As filed with the Securities and Exchange Commission on April 30, 2001
                                                 Registration Statement 33-65399

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 8
                                      TO
                                   Form S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

A.   Exact name of trust: KILICO Variable Separate Account

B.   Name of depositor: Kemper Investors Life Insurance Company

C.   Complete address of depositor's principal executive offices:
     1 Kemper Drive
     Long Grove, Illinois 60049

D.   Name and complete address of agent for service:

                            DEBRA P. REZABEK, ESQ.
                    Kemper Investors Life Insurance Company
                                1 Kemper Drive
                          Long Grove, Illinois 60049

                                  Copies To:
       FRANK J. JULIAN, ESQ.                     JOAN E. BOROS, ESQ.
 Kemper Investors Life Insurance Company          Jorden Burt LLP
          1 Kemper Drive                    1025 Thomas Jefferson Street, N.W.
     Long Grove, Illinois 60049                       Suite 400E
                                                 Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box)
 [ ]  Immediately upon filing pursuant to paragraph (b), or
 [ ]  60 days after filing pursuant to paragraph (a) (1), or
 [X]  On May 1, 2001 pursuant to paragraph (b), or
 [ ]  On (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:
 [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

E.   Title and amount of securities being registered:

     The variable portion of Flexible Premium Variable Life Insurance Policies.

F.   Approximate date of proposed public offering:

     Continuous

[ ]  Check box if it is proposed that this filing will become effective on
     (date) at (time) pursuant to Rule 487.

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

  Item No.
    of
Form N-8B-2  Caption in Prospectus
-----------  ---------------------

     1.      Cover Page
     2.      Cover Page
     3.      Not Applicable
     4.      Distribution of Policies
     5.      KILICO and the Separate Account; State Regulation of KILICO
     6.      KILICO and the Separate Account
     7.      Not Applicable
     8.      Experts
     9.      Legal Proceedings; Legal Considerations
    10. KILICO and the Separate Account; The Funds; The Policy; Policy Benefits and Rights; General Provisions; Voting Interests, Dollar Cost Averaging; Systematic Withdrawal Plan; Federal Tax Matters
    11.      Cover Page; Summary; KILICO and the Separate Account; The Funds
    12.      Not Applicable
    13.      Charges and Deductions
    14.      The Policy
    15.      The Policy; Policy Benefits and Rights
    16.      Summary; The Policy
    17.      The Policy; Policy Benefits and Rights
    18.      The Funds
    19.      General Provisions
    20.      The Funds; General Provisions
    21.      Policy Benefits and Rights
    22.      Not Applicable
    23.      Not Applicable
    24.      General Provisions
    25.      KILICO and the Separate Account
    26.      Not Applicable
    27.      KILICO and the Separate Account
    28.      KILICO's Directors and Officers
    29.      KILICO and the Separate Account
    30.      Not Applicable
    31.      Not Applicable
    32.      Not Applicable
    33.      Not Applicable
    34.      Not Applicable
    35.      KILICO and the Separate Account; Distribution of Policies
    36.      Not Applicable
    37.      Not Applicable
    38.      Distribution of Policies
    39.      KILICO and the Separate Account; Distribution of Policies
    40.      Not Applicable
    41.      KILICO and the Separate Account; Distribution of Policies
    42.      Not Applicable
    43.      Not Applicable
    44.      KILICO and the Separate Account; Charges and Deductions

  Item No.
    of
Form N-8B-2  Caption in Prospectus
-----------  ---------------------

    45.      Not Applicable
    46.      The Policy; Policy Benefits and Rights; Charges and Deductions
    47.      Summary; KILICO and the Separate Account; The Policy
    48.      Not Applicable
    49.      Not Applicable
    50.      Not Applicable
    51. Cover Page; Summary; KILICO and the Separate Account; The Policy; Policy Benefits and Rights; Charges and Deductions; General Provisions; Distribution of Policies
    52.      Summary; KILICO and the Separate Account; The Funds; General
             Provisions
    53.      Federal Tax Matters
    54.      Not Applicable
    55.      Not Applicable
    56.      Not Applicable
    57.      Not Applicable
    58.      Not Applicable
    59.      Financial Statements

                         PROSPECTUS--May 1, 2001

-------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY

-------------------------------------------------------------------------------

                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

     HOME OFFICE: 1 Kemper Drive, Long Grove, Illinois 60049(800) 321-9313

   This Prospectus describes a Flexible Premium Variable Life Insurance Policy ("Policy") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). The Policy provides life insurance and accumulates variable Cash Value. Policy benefits depend upon the investment experience of the KILICO Variable Separate Account. Generally, Policy premiums are flexible.

   The Policy is "life insurance" for federal tax purposes. If the Policy is a modified endowment contract, different tax rules apply to distributions. See "Federal Tax Matters", page 26 for a discussion of laws that affect the tax treatment of the Policy.

   You have the following choices for allocating premium:

    . the Fixed Account, which accrues interest at our guaranteed rate, and

     .the Subaccounts of the Separate Account, which invest in portfolios of underlying mutual funds.

   The following portfolios of underlying mutual funds are currently available under the Policy:

    . Scudder Variable Series I           . American Skandia Trust
      (formerly Scudder Variable Life
      Investment Fund)                     . AST Alliance Growth and Income

     . Scudder International                . AST JanCap Growth
       (formerly Scudder VLIF
       International) (B-Shares)            . AST American Century
                                              International Growth II

     . Scudder Growth and Income            . AST T. Rowe Price Asset
       (formerly Scudder VLIF Growth          Allocation
       and Income) (B-Shares)
                                            . AST INVESCO Equity Income

                                            . AST PIMCO Total Return Bond
    . Scudder Variable Series II
      (formerly Kemper Variable
      Series)                               . AST PIMCO Limited Maturity
                                              Bond

     . Scudder Money Market (formerly       . AST Neuberger Berman Mid-Cap
       Kemper Money Market)                   Growth

     . Scudder Total Return (formerly
       Kemper Money Market)               . Fidelity Variable Insurance
                                            Products Fund
     . Scudder High Yield (formerly
       Kemper High Yield)                   . Fidelity VIP Equity-Income
                                              (Initial Class)
     . Scudder Growth (formerly
       Kemper Growth)                       . Fidelity VIP High Income
                                              (Initial Class)

     . Scudder Government Securities
       (formerly Kemper Government
       Securities)                        . Fidelity Variable Insurance
                                            Products Fund II
     . Scudder International Research
       (formerly Kemper                     . Fidelity VIP II Contrafund(R)
       International)                         (Initial Class)

                                            . Fidelity VIP II Index 500
     . Scudder Small Cap Growth               (Initial Class)
       (formerly Kemper Small Cap
       Growth)
                                          . Fidelity Variable Insurance
                                            Products Fund III

   You may obtain more information about these portfolios in the attached prospectuses. Not all portfolios described in the prospectuses may be available under the Policy.

                                            . Fidelity VIP III Growth
                                              Opportunities (Initial Class)

   You choose from two death benefit options. The Death Benefit is at least the amount shown in the Policy Specifications, unless there are loans. Cash Value is not guaranteed. If the Surrender Value does not cover all Policy charges, the Policy will lapse. The Policy Specifications show the guarantee premium and the guarantee period. The Policy will not lapse during the guarantee period if the guarantee premium is paid.

   You may cancel the Policy and receive a refund during the Free-Look Period.

   If you already own a flexible premium variable life insurance policy, it may not be advantageous to buy additional insurance or to replace your policy with the Policy described in this Prospectus.

  This Prospectus must be accompanied or preceded by a current prospectus for the available underlying portfolios. You should read and retain all prospectuses for future reference.

  You can find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange
  Commission (SEC) at the SEC's web site at http://www.sec.gov.

  The Securities and Exchange Commission has not approved or disapproved the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                           Page
                                                                           ----
DEFINITIONS...............................................................   1
SUMMARY...................................................................   3
KILICO AND THE SEPARATE ACCOUNT...........................................   7
THE FUNDS.................................................................   7
FIXED ACCOUNT OPTION......................................................  10
THE POLICY................................................................  10
POLICY BENEFITS AND RIGHTS................................................  13
CHARGES AND DEDUCTIONS....................................................  17
GENERAL PROVISIONS........................................................  21
DOLLAR COST AVERAGING.....................................................  24
SYSTEMATIC WITHDRAWAL PLAN................................................  24
DISTRIBUTION OF POLICIES..................................................  24
FEDERAL TAX MATTERS.......................................................  26
LEGAL CONSIDERATIONS......................................................  28
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..............................  29
VOTING INTERESTS..........................................................  29
STATE REGULATION OF KILICO................................................  29
KILICO'S DIRECTORS AND OFFICERS...........................................  30
LEGAL MATTERS.............................................................  32
LEGAL PROCEEDINGS.........................................................  32
EXPERTS...................................................................  32
REGISTRATION STATEMENT....................................................  33
FINANCIAL STATEMENTS......................................................  33
APPENDIX A ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES AND DEATH
 BENEFITS................................................................. A-1
APPENDIX B TABLE OF DEATH BENEFIT FACTORS................................. B-1

                                  DEFINITIONS

   ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

   AGE--The Insured's age on his or her nearest birthday.

   BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

   CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

   COMPANY ("we", "us", "our", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

   DATE OF RECEIPT--The date on which a request, form or payment is received at our home office, provided: (1) that date is a Valuation Date and (2) we receive the request, form or payment before the close of the New York Stock Exchange (usually 3:00 p.m. Central time). Otherwise, the next Valuation Date.

   DEBT--The sum of (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to us.

   FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

   FREE-LOOK PERIOD--The time when you may cancel the Policy and receive a refund. This time depends on the state where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy.

   FUNDS--The underlying mutual funds in which the Subaccounts of the Separate Account invest.

   GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

   GUIDELINE SINGLE PREMIUM--The maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

   INSURED--The person whose life is covered by the Policy and who is named in the Policy Specifications.

   ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods are measured from the Issue Date.

   LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Debt.

   MATURITY DATE--The Policy Date anniversary nearest the Insured's 100th birthday.

   MONTHLY PROCESSING DATE--The same day in each month as the Policy Date.

   MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

   OWNER ("you", "your", "yours")--The person(s) named as owner in the application unless later changed as provided in the Policy.

   PLANNED PREMIUM--The scheduled premium you specify in the application.

   POLICY DATE--The date shown in the Policy Specifications. The Policy Date is used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date that insurance coverage takes effect subject to principles of state law regarding our obligations between the time we accept an application and premium and the time we issue the Policy. The specific terms are provided when we accept an application.

   POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

   SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

   SPECIFIED AMOUNT--The amount chosen by you and used to calculate the death benefit. The Specified Amount is shown in the Policy Specifications.

   SUBACCOUNT--A subdivision of the Separate Account.

   SURRENDER VALUE--Cash Value minus (1) any applicable Surrender Charge and minus (2) any Debt.

   TRADE DATE--The date 30 days following the date you complete all requirements for coverage and we record coverage under the Policy as in force.

   VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

   VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY

   This section summarizes this Prospectus. Please read the entire Prospectus and the Policy. You should refer to the heading "Definitions" for the meaning of certain terms. If states require variations, they appear in supplements attached to this Prospectus or in endorsements to the Policy. Unless otherwise indicated, this Prospectus describes an in force Policy with no loans.

   You pay a premium for life insurance coverage on the Insured. Generally, you may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. Cash Value is not guaranteed. If the Surrender Value is insufficient to pay Policy charges, the Policy will lapse unless an additional premium payment or loan repayment is made. The Policy will remain in force during the guarantee period if the premiums paid, minus withdrawals and Debt, are at least equal to the guarantee premiums. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," pages 5, 10 and 11, respectively, "Charges and Deductions," page 17, and "Policy Benefits and Rights," page 13.)

   A Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. The Policy may also become a modified endowment contract if excess premiums are paid. If the Policy is treated as a modified endowment contract, certain distributions (including loans) may be included in your federal gross income and may be subject to a 10% federal penalty tax. (See "Federal Tax Matters," page 26.)

   The purpose of the Policy is to provide insurance protection for the beneficiary. The Policy is not comparable to a systematic investment plan of a mutual fund.

Policy Benefits

   Cash Value. Cash Value reflects the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and Policy charges. You bear the entire investment risk on amounts allocated to the Separate Account. We do not guarantee Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 15.)

   You may surrender a Policy at any time and receive the Surrender Value. The Surrender Value is the Cash Value minus surrender charges and outstanding Debt. Partial withdrawals are available subject to restrictions. (See "Policy Benefits and Rights--Surrender Privilege," page 17.)

   Policy Loans. You may borrow up to 90% of Cash Value minus surrender charges. The minimum amount of a loan is $500. Interest is charged at an effective annual rate of 4.50% in the first nine Policy Years and 3.00% thereafter. (See "Federal Tax Matters," page 26.)

   When a loan is made, a portion of Cash Value equal to the loan amount is transferred from the Separate Account and the Fixed Account (pro rata, unless you request otherwise) to the Loan Account. We credit 3% annual interest to Cash Value held in the Loan Account. (See "Policy Benefits and Rights--Policy Loans," page 16.)

   If the Policy is a modified endowment contract, a loan is treated as a taxable distribution. (See "Federal Tax Matters," page 26.)

   Death Benefits. An in force Policy pays a death benefit upon the death of the Insured. The Policy has two death benefit options. Under Option A, the death benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the death benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. The death benefit is never less than the multiple of Cash Value specified in Appendix B. The death benefit payable is reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 13.)

Premiums

   The amount and frequency of premium payments are flexible. You specify a Planned Premium on the application. However, you are not required to make the Planned Premiums, and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which you pay premiums affects whether the Policy will be classified as a modified endowment contract. The minimum monthly premium payment is $50. Other minimums apply for other payment modes.

   Payment of the Planned Premium does not guarantee that a Policy remains in force. Instead, Surrender Value must be sufficient to cover all Policy charges for the Policy to remain in force. A Policy will remain in force during the guarantee period if premiums paid, less withdrawals and Debt, equal or exceed the sum of the guarantee premiums. (See "The Policy--Premiums," page 10.)

The Separate Account

   Allocation of Premiums. The portion of the premium available for allocation equals the premium paid less applicable charges. You indicate in the application the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Policy currently offers twenty-two Subaccounts, each of which invests in shares of a designated portfolio of one of the Funds. An additional Subaccount is offered on a very limited basis. (See "The Funds," page 4 and "The Policy--Allocation of Premiums and Separate Account Value," page 11.)

   The initial premium, minus applicable charges, is allocated to the Scudder Money Market Subaccount on the day after receipt. On the Trade Date, the Separate Account Value in the Scudder Money Market Subaccount is allocated among the Subaccounts and the Fixed Account in accordance with your instructions in the application. (See "The Policy--Policy Issue," page 10.)

   Transfers. Generally, you may transfer Separate Account Value among the Subaccounts once every fifteen days. One annual transfer is permitted between the Fixed Account and the Subaccounts. (See "The Policy--Allocation of Premiums and Separate Account Value," page 11.)

The Funds

   The following portfolios of Scudder Variable Series I (formerly Scudder Variable Life Investment Fund) are currently available for investment by the Separate Account:

    . Scudder International (formerly Scudder VLIF International) (B-Shares)

    . Scudder Growth and Income (formerly Scudder VLIF Growth and Income)
      (B-Shares)

   The following portfolios of Scudder Variable Series II (formerly Kemper Variable Series) are currently available for investment by the Separate
Account:

    . Scudder Money Market (formerly Kemper Money Market)

    . Scudder Total Return (formerly Kemper Total Return)

    . Scudder High Yield (formerly Kemper High Yield)

    . Scudder Growth (formerly Kemper Growth)

    . Scudder Government Securities (formerly Kemper Government Securities)

    . Scudder International Research (formerly Kemper International)

    . Scudder Small Cap Growth (formerly Kemper Small Cap Growth)

   The following portfolios of American Skandia Trust are currently available for investment by the Separate Account:

    . AST Alliance Growth and Income

    . AST JanCap Growth

    . AST American Century International Growth II

    . AST T. Rowe Price Asset Allocation

    . AST INVESCO Equity Income

    . AST PIMCO Total Return Bond

    . AST PIMCO Limited Maturity Bond

    . AST Neuberger Berman Mid-Cap Growth

   The following portfolios of Fidelity Variable Insurance Products Fund (Fidelity VIP), Fidelity Variable Insurance Products Fund II (Fidelity VIP II) and Fidelity Variable Insurance Products Fund III (Fidelity VIP III) are currently available for investment by the Separate Account:

    . Fidelity VIP Equity-Income (Initial Class)

    . Fidelity VIP High Income (Initial Class)

    . Fidelity VIP II Contrafund (Initial Class)

    . Fidelity VIP II Index 500 (Initial Class)

    . Fidelity VIP III Growth Opportunities (Initial Class)

   For a more detailed description of the Funds, including the limited availability of an additional portfolio of American Skandia Trust, see "The Funds," page 4, the Funds' prospectuses accompanying this Prospectus, and Statements of Additional Information available from us upon request.

Charges

   We deduct a state and local premium tax charge of 2.5% from each premium payment before net premium is allocated. In addition, we deduct a charge of 1% of each premium payment to compensate us for corporate income tax liability. (See Charges and Deductions--Deductions from Premiums, page 17.) We currently do not deduct any other charges from premium or the Separate Account for federal, state or other taxes. Should we determine that these taxes apply, we may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 26.)

   We will deduct a charge from Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Monthly Processing Date for the cost of life insurance coverage. In addition, we deduct an asset charge, at an annual rate of .90%, from each Subaccount on a daily basis for our assumption of mortality and expense risks. (See "Charges and Deductions--Cost of Insurance Charge and Mortality and Expense Risk Charge," page 18.)

   On each Monthly Processing Date, we deduct from Cash Value a $5 per month administrative expense charge. (See "Charges and Deductions--Monthly Administrative Charge," page 18.)

   We deduct a surrender charge if the Policy is surrendered or the Cash Value is applied under a Settlement Option prior to the 15th Policy Year (or the 15th Policy Year following an increase in Specified Amount). (See "Policy Benefits and Rights--Surrender Privilege," page 17.)

   You indirectly bear the annual Fund operating expenses of the Portfolios in which the Subaccounts invest. These may include management fees, 12b-1 fees and other expenses. (See "Charges and Deductions--Charges Against the Funds," page 20.)

Tax Treatment Under Current Federal Tax Law

   Under existing tax law, any increase in Cash Value is generally not taxable until a distribution occurs through a withdrawal or surrender. Generally, distributions are not included in income until the amount of the distributions exceeds the premiums paid for the Policy. If the Policy is a modified endowment contract, a loan is also treated as a distribution. Generally, distributions from a modified endowment contract (including loans) are included in income to the extent the Cash Value exceeds premiums paid. Distributions from a modified endowment contract (including loans) may also be subject to a 10% federal penalty tax. In addition, other transactions involving a Policy, such as a change of Owners, may have tax consequences.

   Death Benefits payable under the Policy are generally excludable from the gross income of the Beneficiary. As a result, the Beneficiary would not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 26.)

Free-Look Period

   You may examine a Policy and return it for a refund during the Free-Look Period. The length of the Free-Look Period depends on the state where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights," page 17.)

Illustrations of Cash Values, Surrender Values, Death Benefits

   Tables in Appendix A illustrate Cash Values, Surrender Values and Death Benefits. These illustrations are based on Policy charges and hypothetical assumed rates of return for the Separate Account. The Separate Account's investment experience will differ, and actual Policy values will be higher or lower than those illustrated.

                        KILICO AND THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company

   We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer life insurance and annuity products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

Separate Account

   KILICO Variable Separate Account (the "Separate Account") was established as a separate investment account on January 22, 1987. The Separate Account receives and invests net premiums under the Policy. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by KILICO.

   The Separate Account is administered and accounted for as part of our general business. The income, capital gains or capital losses of the Separate Account are credited to or charged against Separate Account assets, without regard to the income, capital gains or capital losses of any other separate account or any other business we conduct. The Policy benefits are our obligations.

   The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). However, the Commission does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   The Policy currently offers twenty-two Subaccounts. An additional Subaccount is offered on a very limited basis. (See "The Funds" and "The Policy--Allocation of Premiums and Separate Account Value.")

   Additional Subaccounts may be added in the future. Not all Subaccounts may be available in all jurisdictions or under all Policies.

                                   THE FUNDS

   The Separate Account invests in shares of the Scudder Variable Series I (formerly Scudder Variable Investment Fund), Scudder Variable Series II (formerly Kemper Variable Series), American Skandia Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II and Fidelity Variable Insurance Products Fund III. Each is a series type mutual fund registered as an open-end management investment company. The Commission does not supervise their management, investment practices or policies. The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds currently are sold only to insurance company separate accounts and certain qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds have an obligation to monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own.

   The Separate Account invests in the portfolios of the Funds. The assets of each portfolio are held separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund, and the income, gains or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Scudder Variable Series I (formerly Scudder Variable Life Investment Fund)

   The Scudder Variable Series I portfolios in which the Separate Account invests are summarized below:

   Scudder International (formerly Scudder VLIF International) Portfolio (B-Shares): This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

   Scudder Growth and Income (formerly Scudder VLIF Growth and Income) Portfolio (B-Shares): This Portfolio seeks long-term growth of capital, current income and growth of income.

   Zurich Scudder Investments, Inc. ("ZSI") is the investment adviser of each portfolio of the Scudder Variable Series I specified above.

Scudder Variable Series II (formerly Kemper Variable Series)

   The Scudder Variable Series II portfolios in which the Separate Account invests are summarized below:

   Scudder Money Market (formerly Kemper Money Market) Portfolio: This Portfolio seeks maximum current income to the extent consistent with stability of principal.

   Scudder Total Return (formerly Kemper Total Return) Portfolio: This Portfolio seeks a high total return, a combination of income and capital appreciation.

   Scudder High Yield (formerly Kemper High Yield) Portfolio: This Portfolio seeks to provide a high level of current income.

   Scudder Growth (formerly Kemper Growth) Portfolio: This Portfolio seeks maximum appreciation of capital.

   Scudder Government Securities (formerly Kemper Government Securities)
Portfolio: This Portfolio seeks high current return consistent with preservation of capital.

   Scudder International Research (formerly Kemper International) Portfolio:
This Portfolio seeks long-term capital appreciation.

   Scudder Small Cap Growth (formerly Kemper Small Cap) Portfolio: This Portfolio seeks maximum appreciation of investors' capital.

   Zurich Scudder Investments, Inc. ("ZSI"), our affiliate, is the investment manager to each Portfolio of the Scudder Variable Series II specified above. Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of ZSI, is the sub-adviser for the Scudder International Research Portfolio.

American Skandia Trust

   The American Skandia Trust portfolios in which the Separate Account invests are summarized below:

   AST Alliance Growth and Income Portfolio: This Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

   AST JanCap Growth Portfolio: This Portfolio seeks growth of capital in a manner consistent with preservation of capital.

   AST American Century International Growth II Portfolio: This Portfolio seeks capital growth.

   AST T. Rowe Price Asset Allocation Portfolio: This Portfolio seeks a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

   AST INVESCO Equity Income Portfolio: This Portfolio seeks capital growth and current income while following sound investment practices.

   AST PIMCO Total Return Bond Portfolio: This Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

   AST PIMCO Limited Maturity Bond Portfolio: This Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

   AST Neuberger Berman Mid-Cap Growth Portfolio: This Portfolio seeks capital growth.

   AST Janus Small-Cap Growth Portfolio: This Portfolio seeks capital growth.

   American Skandia Trust has closed the AST Janus Small-Cap Growth Portfolio to new allocations. Consequently, with very limited exceptions, the AST Janus Small-Cap Growth Portfolio is not available for Separate Account investments after February 14, 2000. (See "The Policy--Allocation of Premiums and Separate Account Value.)

   American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for the American Skandia Trust. ASISI engages a sub-adviser for each Portfolio as described in the prospectus to the American Skandia Trust.

Fidelity Variable Insurance Products Fund
Fidelity Variable Insurance Products Fund II
Fidelity Variable Insurance Products Fund III

   The Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III portfolios in which the Separate Account invests are summarized below:

   Fidelity VIP Equity-Income Portfolio (Initial Class): This Portfolio seeks reasonable income.

   Fidelity VIP High Income Portfolio (Initial Class): This Portfolio seeks a high level of current income while also considering growth of capital.

   Fidelity VIP II Contrafund Portfolio (Initial Class): This Portfolio seeks long-term capital appreciation.

   Fidelity VIP II Index 500 Portfolio (Initial Class): This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

   Fidelity VIP III Growth Opportunities Portfolio (Initial Class): This Portfolio seeks to provide capital growth.

   Fidelity Management & Research Company ("FMR") is the investment manager of the Fidelity VIP, VIP II and VIP III Funds. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, serves as the sub-adviser to Fidelity VIP II Index 500 Portfolio.

   The Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses and Statements of Additional Information. The Funds' prospectuses accompany this Prospectus. The Funds' Statements of Additional Information are available from us upon request.

Change of Investments

   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the portfolios and to substitute shares of another portfolio or of another investment company, if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax or investment conditions warrant. We will not substitute any shares attributable to an Owner's interest in a Subaccount without notice to the Owner and the Commission's prior approval, if required. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

   We also reserve the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our sole discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine.

   If we deem it to be in the best interests of persons having voting interests under the Policy, the Separate Account may be:

    . operated as a management company under the 1940 Act;

    .deregistered under that Act in the event such registration is no longer required; or

    . combined with our other separate accounts. To the extent permitted by law, we may also transfer assets of the Separate Account to another separate account, or to the General Account.

                             FIXED ACCOUNT OPTION

   Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any Fixed Account interests generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Statements regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Policy involving the Separate Account, unless we refer to fixed accumulation and settlement options.

   We guarantee the interest rate credited to the Fixed Account will be at least 3% annually. At our discretion, we may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

                                  THE POLICY

Policy Issue

   Before we issue a Policy, we must receive a completed application and a full initial premium at our home office. We ordinarily issue a Policy only for Insureds Age 1 through 75 who supply satisfactory evidence of insurability. Acceptance of an application is subject to our underwriting requirements. If we decline an application, we will refund the Cash Value in the Scudder Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums.

   After underwriting is complete and the Policy is delivered to you, insurance coverage begins as of the Policy Date. (See "Premiums," below.)

Premiums

   We must receive premiums at our home office. (See "Distribution of Policies.") Checks must be made payable to KILICO.

   Planned Premiums. You specify a Planned Premium payment on the application that provides for the payment of level premiums over a specified period of time. However, you are not required to pay Planned Premiums.

   The minimum monthly premium is $50. Other minimums are: single premium $5,000; annual $600; semi-annual $300; quarterly $150. The amount, frequency and period of time over which you pay premiums may affect whether the Policy will be classified as a modified endowment contract. Accordingly, variations from

Planned Premiums may cause the Policy to become a modified endowment contract, and therefore subject to different tax treatment from conventional life insurance contracts for certain pre-death distributions (See "Federal Tax Matters.")

   Payment of the Planned Premium does not guarantee that a Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deductions and a grace period expires without sufficient payment. (See "Policy Lapse and Reinstatement.")

   A guarantee period and a monthly guarantee premium are specified in the Policy Specification pages. The guarantee period has been extended. For those Policies issued at ages up to and including 49 years, the Guarantee period will end on the tenth Policy anniversary. For those issued at ages 50 through 75 years, it will end on the fifth Policy anniversary. During the guarantee period, the Policy remains in force and no grace period will begin, provided that the total premiums received, minus any withdrawals and any Debt, equals or exceeds the monthly guarantee premium times the number of months since the Policy Date, including the current month. After the end of the guarantee period, the Policy will lapse when the Surrender Value is insufficient to cover monthly deductions and the grace period expires without sufficient payment.

   The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.") We may reject or limit any premium payment below the current minimum premium amount, or that would increase the death benefit by more than the amount of the premium. We may return all or a portion of a premium payment if it would disqualify the Policy as life insurance under the Internal Revenue Code.

   Certain charges are deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium, known as the net premium, is allocated as described below under "Allocation of Premiums and Separate Account Value."

   Policy Date. The Policy Date is used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date that insurance coverage takes effect. If this date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

Allocation of Premiums and Separate Account Value

   Allocation of Premiums. The initial net premium is allocated to the Scudder Money Market Subaccount. The Separate Account Value remains in the Scudder Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Scudder Money Market Subaccount is allocated to the Subaccounts and the Fixed Account as specified in the application. Additional premiums received will be allocated as specified in the application or in later written instructions received from you. However, effective February 14, 2000, you may not allocate premium payments to the AST Janus Small-Cap Growth Subaccount unless you authorized allocations through bank drafting on or before February 14, 2000. If so, you may continue pre-authorized allocations into the AST Janus Small-Cap Growth Subaccount, but you may not make any changes, other than to discontinue allocations into the AST Janus Small-Cap Growth Subaccount. The minimum amount of any premium that may be allocated to a Subaccount is $50. Cash Value may be allocated to a total of 19 Subaccounts at any given time.

   The Separate Account Value will vary with the investment experience of the chosen Subaccounts. You bear the entire investment risk.

   Transfers. After the Trade Date, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. However, effective February 14, 2000, you may not make transfers into the AST Janus Small-Cap Growth Subaccount unless you authorized transfers through Automatic Asset Reallocation on or before February 14, 2000. Otherwise, these transfers are limited to one transfer every fifteen days. All transfers made during a business day are treated as one transfer.

   Fixed Account Value may be transferred to one or more Subaccounts. One transfer of Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

   Transfer requests must be in writing in a form acceptable to us, or by telephone authorization under forms we authorize. (See "General Provisions-- Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of your remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after the transfer. We may waive these minimums for reallocations under established third party asset allocation programs. Transfers are based on the Accumulation Unit values next determined following our receipt of valid, complete transfer instructions. We may suspend, modify or terminate the transfer provision. We reserve the right to charge up to $25 for each transfer. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

   If you authorize a third party to transact transfers on your behalf, we will reallocate the Cash Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

   Automatic Asset Reallocation. You may elect to have transfers made automatically among the Subaccounts on an annual or a quarterly basis so that Cash Value is reallocated to match the percentage allocations in your predefined premium allocation elections. Transfers under this program are not subject to the $500 minimum transfer limitations. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to our home office. Transfers involving the AST Janus Small-Cap Growth Subaccount are not available under this program unless you authorized the transfers on or before February 14, 2000. If so, you may continue pre-authorized transfers into and out of the AST Janus Small-Cap Growth Subaccount, but you may not make any changes, other than to discontinue transfers into and out of the AST Janus Small-Cap Growth Subaccount.

Policy Lapse and Reinstatement

   Lapse. The Policy will lapse when the Surrender Value is insufficient to cover the current monthly deductions and a grace period expires without a sufficient payment. (See "Charges and Deductions.")

   The grace period is 61 days. The grace period begins when we send notice that the Surrender Value is insufficient to cover the monthly deductions. If we do not receive a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months, the Policy will lapse and terminate without value.

   If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with current allocation instructions. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, to the extent permissible. (See "The Policy--Premiums.")

   We will not accept any payment causing the total premium payment to exceed the maximum payment permitted for life insurance under the guideline premium limits. However, you may voluntarily repay a portion of Debt to avoid lapse. You may also combine premium payments with Debt repayments. (See "Federal Tax Matters.")

   The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

   Reinstatement. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

    . receipt of evidence of insurability satisfactory to us;

    . payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

    . payment or reinstatement of any Debt which existed at the date of termination of coverage.

   The effective date of reinstatement of a Policy is the Monthly Processing Date that coincides with or next follows the date we approve the application for reinstatement. Suicide and incontestability provisions apply from the effective date of reinstatement.

                          POLICY BENEFITS AND RIGHTS

Death Benefits

   While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above), the death benefit is based on the death benefit option, the Specified Amount and the table of death benefit percentages applicable at the time of death. The death benefit proceeds equal the death benefit minus any Debt and minus any monthly deductions due during the grace period.

   You select in the application one of two death benefit options: Option A or Option B. Subject to certain restrictions, you can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount.

   You choose the Specified Amount on the application. The Specified Amount is stated in the Policy Specifications. The minimum Specified Amount is $50,000.

   Option A. Under Option A, the death benefit equals the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Insured's age. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. In setting the death benefit percentages, we seek to ensure that the Policy will qualify for favorable federal income tax treatment. A table showing the death benefit percentages is in the Appendix B to this Prospectus and in the Policy.

   Option B. Under Option B, the death benefit equals the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, the Cash Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A. The death benefit under Option B always varies as Cash Value varies.

   Examples of Options A and B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Specified Amount, but different Cash Values and assume that the Insured is Age 35 at the time of death and that there is no outstanding Debt.

                                                              Policy    Policy
                                                   Policy I     II       III
                                                   --------  --------  --------
      Specified Amount............................ $100,000  $100,000  $100,000
      Cash Value on Date of Death................. $ 25,000  $ 50,000  $ 75,000
      Death Benefit Percentage....................      250%      250%      250%
      Death Benefit Under Option A................ $100,000  $125,000  $187,500
      Death Benefit Under Option B................ $125,000  $150,000  $187,500

   Under Option A, the death benefit for Policy I equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Cash Value at the date of death times the death benefit percentage ($25,000 u 250% = $62,500). For both Policies II and III under Option A, the Cash Value times the death benefit percentage ($50,000 u 250% = $125,000 for Policy II; $75,000 u 250% = $187,500 for Policy III) is greater than the Specified Amount ($100,000), so the death benefit equals the higher value. Under Option B, the death benefit for Policy I equals $125,000 since the death benefit is the greater of Specified Amount plus Cash Value ($100,000 + $25,000 = $125,000) or the Cash Value times the death benefit percentage ($25,000 u 250% = $62,500). Similarly, in Policy II, Specified Amount plus Cash Value ($100,000 + $50,000 = $150,000) is greater than Cash Value times the death benefit percentage ($50,000 u 250% = $125,000). In Policy III, the Cash Value times the death benefit percentage ($75,000 u 250% = $187,500) is greater than the Specified Amount plus Cash Value ($100,000 + $75,000 = $175,000), so the death benefit equals the higher value.

   All calculations of death benefit are made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under the Policy's settlements options.

   Death Benefits ordinarily are paid within seven days after we receive all required documentation. Payments may be postponed in certain circumstances. (See "General Provisions--Postponement of Payments.")

Changes in Death Benefit Option

   After the first Policy Year, you may change the death benefit option from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made, in writing once per Policy Year. The effective date of the change is the next Monthly Processing Date after we accept the change.

   A change in the death benefit from Option A to Option B reduces the Specified Amount by the amount of the Policy's Cash Value. Therefore, the death benefit payable under Option B at the time of the change equals the amount payable under Option A immediately prior to the change. The change in option affects the determination of the death benefit since Cash Value will then be added to the new Specified Amount, and the death benefit then varies with Cash Value.

   A change in the death benefit from Option B to Option A increases the Specified Amount by the amount of the Policy's Cash Value. Therefore, the death benefit payable under Option A at the time of the change equals the amount payable under Option B immediately prior to the change. However, the change in option affects the determination of the death benefit since the Cash Value is not added to the Specified Amount in determining the death benefit. The death benefit then equals the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).

   A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the net amount at risk. Generally, net amount at risk is the amount by which the death benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") If the death benefit does not equal Cash Value times a death benefit percentage under either Options A or B, changing from Option B to Option A will generally decrease the future net amount at risk. This would decrease the future cost of insurance charges. Changing from Option A to Option B generally results in a net amount at risk that remains level. Such a change, however, results in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

Changes In Specified Amount

   After the first Policy Year, you may increase or decrease the Specified Amount, subject to our approval. A change in Specified Amount may only be made once per Policy Year. The minimum change in Specified Amount is $25,000. Increases are not allowed after the Insured attains age 75. Increasing the Specified Amount could increase the death benefit. Decreasing the Specified Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of death benefit and Policy values. An increase in Specified Amount may increase the net amount at risk, thereby increasing your cost of insurance charge and the guarantee premium amount. However, an increase in Specified Amount does not extend the guarantee period. Conversely, a decrease in Specified Amount may decrease the net amount at risk, thereby decreasing your cost of insurance charge. A decrease in Specified Amount will not decrease the guarantee premium. Decreases in the death benefit may have tax consequences. (See "Federal Tax Matters.")

   Increases. We require additional evidence of insurability for an increase in Specified Amount.

   Decreases. Any decrease in Specified Amount is first applied to the most recent increases successively, then to the original Specified Amount. A decrease is not permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $50,000. If after a decrease in the Specified Amount, total premiums paid exceed the tax law's premium limitations, we will refund the amount exceeding the premium limitations. Some or all of the amount refunded may be subject to tax. (See "Federal Tax Matters.")

   We reserve the right to deny a requested decrease in Specified Amount. The reasons for denial may include:

    . our determination that the decrease would cause the Policy to fail the tax guideline premium limitations, or

    . our determination that the decrease would cause the Policy to terminate because the distributions from Cash Value required under the tax code to effect the decrease exceed Surrender Value.

   Requests for change in Specified Amount must be made in writing. The requested change becomes effective on the Monthly Processing Date on or next following our acceptance of the request. If the Owner is not the Insured, we require the Insured's consent.

Benefits at Maturity

   If the Insured is alive on the Policy Date anniversary nearest the Insured's 100th birthday, we pay the Owner the Surrender Value of the Policy. On the Maturity Date, the Policy terminates and we have no further obligations under the Policy.

Cash Value

   Cash Value reflects

    . the investment experience of the selected Subaccounts,

    . the frequency and amount of premiums paid,

    . transfers between Subaccounts,

    . withdrawals,

    . any Fixed Account or Loan Account values, and

    . Policy charges.

   You may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value. (See "Surrender Privilege.") Cash Value is not guaranteed.

   Calculation of Cash Value. Cash Value is the total of

    . Separate Account Value,

    . Fixed Account Value, and

    . Loan Account value.

   Cash Value is determined on each Valuation Date. It is first calculated on the Policy Date. On that date, the Cash Value equals the initial net premium, minus the monthly deductions for the first Policy Month. (See "Charges and Deductions.")

   On any Valuation Date, Separate Account Value in any Subaccount equals:

     (1) Separate Account Value in the Subaccount at the end of the preceding Valuation Period times the Investment Experience Factor (defined below) for the current Valuation Period; plus

     (2) Any net premiums received and allocated to the Subaccount during the current Valuation Period; plus

     (3) All amounts transferred to the Subaccount during the current Valuation Period (from a Subaccount, the Fixed Account or the Loan Account for Policy loan repayment (see "Policy Benefits and Rights--Policy Loans,")); minus

     (4) The pro rata portion of the monthly cost of insurance charge, administrative charge, and any other charges assessed to the Subaccount. (See "Charges and Deductions--Cost of Insurance Charge."); minus

     (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

     (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

     (7) All amounts loaned from the Subaccount during the current Valuation Period.

   There will also be Cash Value in the Loan Account if there is a Policy loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts for Policy loans. The Loan Account balance accrues daily interest at an effective annual rate of 3.00%. (See "Policy Benefits and Rights--Policy Loans.")

   The Cash Value in the Fixed Account is credited with interest at our declared annual rate. The annual rate will never be less than 3%.

   Accumulation Unit Value. Each Subaccount has its own Accumulation Unit Value. When net premiums or other amounts are allocated to a Subaccount, units are purchased based on the Subaccount's Accumulation

Unit Value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

   For each Subaccount, Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Fund. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period times the Accumulation Unit Value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change due to investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

   Investment Experience Factor. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

       a. The net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

       b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

       c. a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

Policy Loans

   After the first Policy Year, you may borrow all or part of the Policy's maximum loan amount. The maximum loan amount is 90% of Surrender Value. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. The loan ordinarily is paid within 7 days after we receive a written loan request, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.")

   On the date a loan is made, the loan amount is transferred from the Separate Account and Fixed Account to the Loan Account. Unless you direct otherwise, the loan amount is deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the total of Separate Account Value and Fixed Account Value at the end of the Valuation Period during which the request is received.

   Loan interest is charged at an effective annual rate of 4.5% in the first nine Policy Years and 3.00% thereafter. Interest not paid when due is added to the loan amount. Unpaid interest is due upon the earlier of the next Policy Date anniversary or when coverage ceases. The same interest rates apply to unpaid interest. When interest is added to the loan amount, we transfer an equal amount from the Separate Account and the Fixed Account to the Loan Account.

   Cash Value in the Loan Account earns 3.00% annual interest. Such interest is allocated to the Loan Account.

   Loan Repayment. All or any portion of a loan may be repaid at any time. You must specify that the purpose of a payment is loan repayment; otherwise a payment is treated as premium. At the time of repayment, the Loan Account is reduced by the repayment amount, adjusted for the difference between interest charged and interest earned. The net repayment amount is allocated to the Subaccounts and the Fixed Account, according to your current allocation instructions, at the end of the Valuation Period during which the repayment is received. These transfers are not limited by the 15 day transfer restriction.

   Effects of Policy Loan. Policy loans decrease Surrender Value and, therefore, the amount available to pay Policy charges. If Surrender Value on the day preceding a Monthly Processing Date is less than the next monthly deductions we will notify you. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless we receive a sufficient payment within 61 days of the date notice is sent. (See "The Policy--Policy Lapse and Reinstatement.")

   Effect on Investment Experience. A Policy Loan affects Cash Value. The collateral for the outstanding loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or earn current interest in the Fixed Account. If the interest credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

   Tax Treatment. If the Policy is a modified endowment contract, a loan is treated as a distribution and is includible in income to the extent that Cash Value exceeds premiums paid. Therefore, a loan may result in federal income tax and a 10% tax penalty may also apply. (See "Federal Tax Matters.")

Surrender Privilege

   If the Insured is alive, you may surrender the Policy for its Surrender Value. To surrender the Policy, you must return the Policy to us, along with a written request. Surrender Value equals Cash Value, minus Surrender Charges and Debt. (See "Surrender Charge," below.)

   Partial Withdrawals. After the first Policy Year, you may withdraw a portion of Surrender Value. The minimum amount of each withdrawal is $500. During the surrender period, the maximum amount of partial withdrawal is 10% of the Surrender Value. A $25 withdrawal charge is imposed for each withdrawal. This charge is deducted after the partial withdrawal amount is determined. (See "Charges and Deductions.") A withdrawal decreases Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, reduces Specified Amount by the amount of the withdrawal.

Free-Look Period and Exchange Rights

   During the Free-Look Period, you may examine the Policy and return it for a refund. The time period depends on where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy, or, 45 days after you complete the application for insurance, whichever is later. The amount of the refund is the sum of Cash Value in the Scudder Money Market Subaccount plus the total amount of monthly deductions and deductions from Premium. To receive a refund you should return the Policy to us or to the agent who sold the Policy.

   At any time during the first two years after the Issue Date, you may exchange the Policy for a non-variable permanent fixed benefit life insurance policy then currently offered by us or an affiliate. Evidence of insurability is not required. The amount of the new policy may be, at your election, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. All Debt must be repaid and the Policy must be surrendered before the exchange is made. The new policy will have the same Policy Date and issue age as the exchanged Policy.

                            CHARGES AND DEDUCTIONS

Deductions from Premiums

   We deduct a state and local premium tax charge of 2.5% from each premium payment before net premium is allocated. This charge reimburses us for paying state and local premium taxes. We expect to pay an average state premium tax rate of approximately 2.5%, but the actual premium tax attributable to a Policy may be more or less. In addition, a charge for federal taxes, equal to 1% of each premium payment, is deducted to compensate us for higher corporate income taxes under the current Internal Revenue Code.

Cost of Insurance Charge

   We deduct a cost of insurance charge monthly from the Subaccounts and the Fixed Account. This charge covers our anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated pro rata among the Subaccounts and the Fixed Account.

   We deduct the cost of insurance by cancelling units on the Policy Date and on each Monthly Processing Date thereafter. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge is determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the cost of insurance rate (see below) by the "net amount at risk" for each Policy month. The net amount at risk equals the Death Benefit minus the Cash Value on the Monthly Processing Date.

   Cost of Insurance Rate. The monthly cost of insurance rates are based on the issue age, sex, rate class of the Insured and Policy Year. We determine the monthly cost of insurance rates based on our expectations as to future mortality experience. Any change in the schedule of rates applies to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners.

   Rate Class. The rate class of an Insured will affect the cost of insurance rate. We currently place Insureds in preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

Mortality and Expense Risk Charge

   We deduct a daily charge, at an annual rate of 0.90%, from the Subaccounts for mortality and expense risks we assume.

   The mortality and expense risk we assume is that our estimates of longevity and of the expenses incurred over the life of the Policy will not be correct.

Monthly Administrative Charge

   We deduct a monthly administrative expense charge to reimburse us for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Owners. This charge is designed only to reimburse us for actual administrative expenses. This charge is $5 per month.

Other Charges

   Surrender Charge. We deduct a Surrender Charge from Cash Value if the Policy is surrendered or Cash Value is applied under a Settlement Option during the first 14 Policy Years. A Surrender Charge is also assessed during the first 14 Policy Years following an increase in Specified Amount. The Surrender Charge is:

     (a) an administrative component (issue charge); plus

     (b) a sales component (deferred sales charge); times

     (c) the Surrender Charge percentage.

   During the 14 Policy Years following an increase in Specified Amount, an additional Surrender Charge applies. The additional charge is calculated as described below based on the amount of the increase, years commencing on the date of the increase and Target Premium associated with the increase.

   The Surrender Charge is determined based upon the date we receive the written request for surrender. In no case will the Surrender Charge be greater than the maximum allowable under the Standard Non-forfeiture law. It is possible, although unlikely, that in the early period of a Policy, the Surrender Charge, which includes an issue charge component and deferred sales charge component, could exceed premiums paid.

   (a) Issue Charge. The issue charge is a level charge of $5.00 per thousand of Specified Amount and the sum of coverage amounts for any other insureds.

   This charge covers the administrative expenses associated with underwriting and issuing a Policy. These expenses include the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing Policy records.

   (b) Deferred Sales Charge. The deferred sales charge is (i) 30% of premiums paid up to one Target Premium shown in the Policy plus (ii) for the sum of all premiums paid in excess of one Target Premium ("excess premium charge"), a percentage which varies by the issue age of the Insured as follows:

             Excess Premium Charge              Issue Ages
             ---------------------              ----------
             7.5%..............................    0-65
             5.0%..............................   66-75

   The deferred sales charge reimburses us for some of the expenses of distributing the Policies.

   (c) Surrender Charge Percentage. For issue ages up to age 66, the Surrender Charge percentage is 100% for Policy Years 1-5 and declines by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the Surrender Charge percentage is 100% for Policy Years 1-3 and declines by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15.

       Surrender Charge Percentages              Surrender Charge Percentages
          Issue Ages Up to Age 66                      Issue Ages 66-75
      ----------------------------------        ---------------------------------------
      Surrender Charge                          Surrender Charge
       Percentage At                             Percentage At
        Beginning of                              Beginning of
        Policy Year          Percentage           Policy Year            Percentage
      ----------------       ----------         ----------------         ----------
      1-5                       100%                  1-3                   100%
        6                        90%                    4                    90%
        7                        80%                    5                    80%
        8                        70%                    6                    70%
        9                        60%                    7                    60%
       10                        50%                    8                    50%
       11                        40%                    9                    40%
       12                        30%                   10                    30%
       13                        20%                   11                    20%
       14                        10%                   12                    15%
      15+                         0%                   13                    10%
                                                       14                     5%
                                                      15+                     0%

   (d) Example. Assume a female Insured purchases the Policy at age 40 for $100,000 of Specified Amount, paying the Target Premium of $630 and an additional premium amount of $1,000 in excess of the Target Premium, for a total premium of $1,630. Assume further that she surrenders the Policy during the second Policy Year. The Surrender Charge is calculated as follows:

   (i)   Issue Charge--[100 x $5.00]...................................  $500.00
         ($5.00 per $1,000.00 of Specified Amount)

   (ii)  Deferred Sales Charge
         (1) 30% of Target Premium Paid................................  $189.00
          (.30 X $630.00); and
         (2) 7.5% of Premiums Paid In Excess of Target Premium.........  $ 75.00
          (.075 X $1,000.00)

   (iii) Surrender Charge Percentage...................................     100%

         Calculation of Surrender Charge
   (iv)  [(a)$500.00 + (b)$189.00 + $75.00)] X (c) 100%................  $764.00

   Withdrawal Charge. We impose a charge of $25 for each partial withdrawal. This charge reimburses us for the administrative expenses related to the withdrawal.

   Transfer Charge. We reserve the right to charge up to $25 for each transfer. The transfer charge reimburses us for the administrative expenses related to the transfer.

   Taxes. Currently, no charges are made against the Separate Account for federal, state or other taxes attributable to the Separate Account. We may, however, in the future impose charges for income taxes or other taxes attributable to the Separate Account or the Policy. (See "Federal Tax Matters.")

   Charges Against the Funds. Under investment advisory agreements with each Fund, the investment manager and/or adviser provides investment advisory and/or management services for the portfolios. The Funds are responsible for advisory fees and various other expenses. Investment advisory fees and expenses differ with respect to each of the portfolios of the Funds. (See "The Funds.")

   Each portfolio may incur annual fund operating expenses consisting of management fees, 12b-1 fees and other expenses. The management fees for each portfolio for the year ending December 31, 2000, as a percentage of average net assets were as follows:

    . Scudder Internationa____0.82%l     .AST American
                                            CenturyInternational Growth
                                            II                1.00%

    . Scudder Growth and                 . AST Janus Small-Cap
      Incom______________0.48%e            Growth                  0.90%

    . Scudder Money Market    0.50%      . AST INVESCO Equity
                                           Income                  0.75%

    . Sudder Total Return     0.55%      . AST PIMCO Total Return
                                           Bond                    0.65%

    . Scudder High Yield 0.60%

    . Scudder Growth     0.60%           .AST PIMCO Limited
                                            MaturityBond      0.65%
    . Scudder Government
      Securities         0.55%           .AST Neuberger BermanMid-Cap
                                            Growth            0.90%
    . Scudder International              . Fidelity VIP Equity-
      Research           0.75%             Income                  0.48%

    . Scudder Small Cap                  . Fidelity VIP High
      Growth             0.65%             Income                  0.58%
    .AST Alliance Growth
       andIncome              0.75%
    . AST JanCap Growth       0.90%      . Fidelity VIP II
    .AST T. Rowe Price                     Contrafund         0.57%
       AssetAllocation        0.85%      . Fidelity VIP II Index
                                           500                     0.24%
                                         .Fidelity VIP III
                                            GrowthOpportunities    0.58%

   The investment manager of the AST Alliance Growth and Income portfolio and the AST JanCap Growth portfolio has agreed to reimburse and/or waive fees. With this fee waiver, the management fees are .74% and .86%, respectively.

   The other expenses for each portfolio for the year ending December 31, 2000, as a percentage of average net assets were as follows:

                                         .AST American
    . Scudder Internationa____0.14%l        CenturyInternational Growth
                                            II                     0.26%

    . Scudder Growth and
      Incom______________0.08%e          . AST Janus Small-Cap
                                           Growth             0.16%
    . Scudder Money Market    0.08%
                                         . AST INVESCO Equity
                                           Income             0.17%
    . Scudder Total Return    0.06%      . AST PIMCO Total Return
                                           Bond                    0.17%

    . Scudder High Yield 0.08%

    . Scudder Growth     0.05%           .AST PIMCO LimitedMaturity
                                            Bond              0.22%
    . Scudder Government
      Securities         0.05%           .AST Neuberger BermanMid-Cap
                                            Growth            0.16%
    . Scudder International
      Research           0.09%           . Fidelity VIP Equity-
                                           Income             0.08%
    . Scudder Small Cap
      Growth             0.07%           . Fidelity VIP High
    .AST Alliance Growth                   Income             0.10%
       andIncome              0.18%      . Fidelity VIP II
                                           Contrafund              0.09%
    . AST JanCap Growth  0.13%

    .AST T. Rowe Price Asset             . Fidelity VIP II Index
       Allocation        0.23%             500                0.09%

                                         .Fidelity VIP III
                                            GrowthOpportunities    0.10%

   Other Expenses for the Scudder Government Securities Portfolio have been restated to exclude reorganization costs.

   A portion of the brokerage commissions that certain Fidelity VIP, VIP II and VIP III Funds pay were used to reduce Fund expenses. In addition, certain of the Fidelity VIP, VIP II and VIP III Funds, or their investment manager, have entered into arrangements with their custodian whereby credits realized as a result of uninvited cash balances were used to reduce a portion of each applicable Fund's expenses. Including these reductions, the total operating expenses, after reimbursement were as follows:

                                         . Fidelity VIP II Index
    . Fidelity VIP Equity-                 500                     0.28%
      Income             0.55%

    . Fidelity VIP II                    .Fidelity VIP III
      Contrafund         0.63%              GrowthOpportunities    0.66%

   Estimated Distribution and Service (12b-1) Fees are deducted from certain portfolios of American Skandia Trust. These fees, expressed as a percentage of portfolio assets, are as follows:

                                         . AST Janus Small-Cap
    .AST Alliance Growth                   Growth                  0.01%
       andIncome         0.16%
                                         . AST INVESCO Equity
    . AST JanCap Growth  0.01%             Income             0.03%

                                         .AST Neuberger BermanMid-Cap
                                            Growt_____________0.03%h

   The Scudder International portfolio and the Scudder Growth and Income portfolio each have a 12b-1 fee of 0.25% as well.

   For additional information about the fees and expenses of the Funds, see "The Funds," page 5, and the prospectuses for the Funds.

   The Fund(s) may pay 12b-1 fees to us or our affiliates for support services relating to Fund shares. We may receive compensation from the investment advisers for services related to the Funds. This compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. For more information concerning investment advisory fees and other charges against the portfolios, see the Funds' prospectuses accompanying this Prospectus and Statements of Additional Information available from us upon request.

   Systematic Withdrawal Plan. A charge of $50 is imposed to enter into a Systematic Withdrawal Plan. In addition, a $25 charge is imposed each time a change is made to the plan. These charges reimburse us for administrative expenses of this plan. (See "Systematic Withdrawal Plan.")

   Reduction of Charges. We may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyowners, or sales to employees or clients of members of the Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not unfairly discriminate against any person, including the affected Owners and owners of all other policies funded by the Separate Account.

                              GENERAL PROVISIONS

Settlement Options

   You, or Beneficiary at the death of the Insured if no election by you is in effect, may elect to have the Death Benefit or Surrender Value paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. The payee elects monthly, quarterly, semi-annual or annual payments. The option selected must result in a payment that at least equals our required minimum in effect when the option is chosen. If at any time the payments are less than the minimum, we may increase the period between payments to quarterly, semi-annual or annual or make the payment in one lump sum.

   Benefit payments are based on Surrender Value calculated on the day preceding the date the first benefit payment is due. The payment will be based on the Settlement Option elected in accordance with the appropriate settlement option table.

   Option 1--Income For Specified Period. We pay income for the period and payment mode elected. The period elected must at least 5 years, but not more than 30 years.

   Option 2--Life Income. We pay monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

   Option 3--Life Income with Installments Guaranteed. We pay monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The available guaranteed periods are 5, 10, 15 or 20 years.

   Option 4--Joint and Survivor Annuity. We pay the full monthly income while both payees are living. Upon the death of either payee, the income continues during the lifetime of the surviving payee. The surviving payee's income is based on the percentage designated (50%, 66 2/3%, 75% or 100%) at election time. Payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

   We must consent to any other payment methods.

   The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5 year setback.

Postponement of Payments

   General. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:

     (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

     (2) The Commission by order permits postponement for the protection of owners; or

     (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

   Transfers may also be postponed under these circumstances.

   Payment Not Honored by Bank. The portion of any payment due under the Policy which is derived from any amount paid to us by check or draft may be postponed until such time as we determine that such instrument has been honored by the bank upon which it was drawn.

The Contract

   The Policy, any endorsements, and the application constitute the entire contract between you and KILICO. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

   Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

Misstatement of Age or Sex

   If the age or sex of the Insured is misstated, the Death Benefit will be adjusted to reflect the correct sex and age.

Incontestability

   We may contest the validity of a Policy if any material misrepresentations are made in the application. However, a Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Issue Date. A new two year contestability period will apply to increases in insurance and to reinstatements, beginning with the effective date of the increase or reinstatement.

Suicide

   Suicide by the Insured, while sane or insane, within two years from the Issue Date (or within two years following an increase in Specified Amount) is a risk not assumed under the Policy. Our liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two year period, the period or amount paid will be as stated in such laws.

Assignment

   No Policy assignment is binding on us until we receive it. We assume no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the assignee's interest. If the Policy is assigned, your rights and the rights of the Beneficiary are subject to the rights of the assignee of record.

Nonparticipating

   The Policy does not pay dividends. It does not participate in any of KILICO's surplus or earnings.

Owner and Beneficiary

   You may designate a new Owner while the Insured is alive.

   You designate primary and secondary Beneficiaries in the application. We rely upon the latest filed change of beneficiary. If the Insured dies, and no designated Beneficiary is alive at that time, we will pay the Insured's estate. The interest of any Beneficiary may be subject to that of an assignee.

   In order to change the Owner or a designated Beneficiary, you must sign our form. The change is effective when you sign the form, but we are not liable for payments made or actions taken before we receive the signed form.

Records and Reports

   We keep the Separate Account records. We send you, at your last known address of record, an annual report showing:

    . Death Benefit                      . partial withdrawals


    . Accumulation Unit Value            . transfers


    . Cash Value                         . Policy loans and repayments


    . Surrender Value                    . Policy charges

    . additional premium payments

   We also send you confirmations and acknowledgments of various transactions, as well as annual and semi-annual Fund reports.

Written Notices and Requests

   Send written notices or requests to our home office: Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049. Please include the Policy number and the Insured's full name. We send notices to your address shown in the application unless an address change is filed with us.

Optional Insurance Benefits

   The following optional insurance benefits are available by Rider at the time of application:

    . waiver of monthly deductions due to Insured's total disability,

    . term insurance on the Insured's dependent children,

    . acceleration of a portion of the death benefit due to Insured's terminal illness, and

    . term insurance on additional insureds.

   The cost of these benefits is added to the monthly deduction. These benefits and restrictions are described in the Rider. We provide samples of these provisions upon written request.

                             DOLLAR COST AVERAGING

   Under our Dollar Cost Averaging program, Cash Value in the Fixed Account, the Scudder Money Market Subaccount or the Scudder Government Securities Subaccount ("DCA Subaccount") is automatically transferred monthly to other Subaccounts and the Fixed Account. However, transfers involving the AST Janus Small-Cap Growth Subaccount are not available under this program unless you authorized the transfers on or before February 14, 2000. If so, you may continue pre-authorized transfers into the AST Janus Small-Cap Growth Subaccount, but you may not make any changes other than to discontinue transfers into the AST Janus Small-Cap Growth Account.

   You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made on the 10th day of the month. We must receive the enrollment form at least 5 business days before the transfer date.

   Transfers commence on the first transfer date following the Trade Date. The minimum transfer amount is $500 per Subaccount or Fixed Account. In order to enroll, Cash Value in the DCA Subaccount must be at least $10,000. Dollar Cost Averaging automatically ends if Cash Value in the DCA Subaccount is less than the amount designated to be transferred. Cash Value remaining in the DCA Subaccount will be transferred.

   Dollar Cost Averaging ends if:

    . the number of designated monthly transfers has been completed,

    . Cash Value attributable to the DCA Subaccount is insufficient to complete the next transfer,

    . we receive your written termination at least 5 business days before the next transfer date, or

    . the Policy is surrendered.

   We will give 30 days notice if we amend the Dollar Cost Averaging program. We may terminate the program at any time.

   You may change Dollar Cost Averaging instructions by completing our enrollment form. We must receive the enrollment form at least 5 business days (10 business days for Fixed Account transfers), before the next transfer date.

   To participate in Dollar Cost Averaging, you may have Cash Value in the Fixed Account and no more than 8 non-DCA Subaccounts.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals after the first Policy Year. You instruct us to withdraw selected amounts from the Fixed Account, or up to 2 Subaccounts, on a monthly, quarterly, semi-annual or annual basis. Your periodic payment must be at least $500. These periodic payments are partial withdrawals and are subject to surrender charges. (See "Policy Benefits and Rights--Surrender Privileges".) The $25 withdrawal charge does not apply. However, we charge $50 to establish an SWP and a $25 charge each time a change is made. These charges reimburse us for SWP administrative expenses. Periodic payments may be subject to income taxes, withholding and tax penalties. (See "Federal Tax Matters.") An SWP application and additional information may be obtained from us or from your representative. We will give 30 days notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                           DISTRIBUTION OF POLICIES

   The Policy is sold by licensed insurance representatives who represent us and who are registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), our affiliate. IBS is engaged in the sale and distribution of other variable life policies and annuities.

   The maximum sales commission payable to registered representatives is approximately 63% of premiums up to the commission target premium and 2.5% of excess premium in the first year and 2.5% of total premium in renewal years two through ten. Beginning in the second Policy Year, a service fee on assets which have been maintained and serviced may also be paid. In addition, certain overrides and production and managerial bonuses may be paid. These additional amounts may constitute a substantial portion of total commissions and fees paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers. In addition to the commissions described above, we may pay additional promotional incentives, in the form of cash or other compensation, to licensed broker-dealers that sell the Policy. These incentives may be offered to certain broker-dealers that sell or are expected to sell certain minimums during specified periods.

                              FEDERAL TAX MATTERS

Introduction

   This discussion of the federal income tax treatment of the Policy is not exhaustive, does not cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with owning the Policy. In addition, we make no guarantee regarding any tax treatment--federal, state or local--of any Policy or of any transaction involving a Policy.

Our Tax Status

   We are taxed as a life insurance company and the operations of the Separate Account are treated as part of our total operations. The operations of the Separate Account do not materially affect our federal income tax liability because we are allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Cash Value. We may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, we do not charge or credit the Separate Account for federal, state or local taxes. However, our federal income taxes are increased because of the federal tax law's treatment of deferred acquisition costs. Accordingly, we charge 1% of each premium payment to compensate us for our higher corporate income tax liability.

   If there is a material change in law, charges or credits may be made to the Separate Account for taxes or reserves for taxes. These charges or credits are determined independently of the taxes we actually pay.

Taxation of Life Insurance Policies

   Tax Status of the Policy. The Code establishes a definition of life insurance which, in part, places limitations on the amount of premiums that may be paid and the Cash Value that can accumulate relative to the Death Benefit. We believe the Policy meets this definition. We reserve the right to refund premiums and earnings thereon, increase the Death Benefit (which may result in higher Policy charges), or take any other action we deem necessary to ensure the Policy's compliance with the tax definition of life insurance. The Death Benefit is generally excludable from the Beneficiary's gross income. Interest and other income credited are not taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified", and (2) we, rather than you, are considered the owner of the assets of the Separate Account.

   Diversification Requirements. The Code prescribes the manner in which the Separate Account must be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract, and you will be taxed on the income on the contract (as defined in the tax law). We expect that the Separate Account, through the Funds, will comply with the prescribed diversification requirements.

   Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners of the assets of a segregated asset account such as the Separate Account. Income and gains from the Separate Account would then be includible in your gross income. The Internal Revenue Service ("IRS") has stated that a variable contract owner will be considered the owner of the assets of a separate account if the owner possesses the ability to exercise investment control over such assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate Cash Values among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent Policy Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

   The following discussion assumes that the Policy will be treated as a life insurance contract for tax purposes.

   Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the Death Benefit is excludable from the beneficiary's gross income under the Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable. If the Death Benefit is paid under a Settlement Option, generally payments will be prorated between the non-taxable Death Benefit and taxable interest.

   Tax Deferral During Accumulation Period. Any increase in Cash Value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy before the Insured's death. If the Policy is surrendered, the excess of Cash Value over the "investment in the contract" is includible in your ordinary income. The "investment in the contract" generally is premium payments minus non-taxable distributions. As described below, the tax treatment of amounts distributed, including loans, while the Insured(s) are alive depends upon whether your Policy is a "modified endowment contract" ("MEC"). The term "modified endowment contract," or "MEC," is defined below.

Policies Which Are Not MECs

   Tax Treatment of Withdrawals Generally. If the Policy is not a MEC, the amount of any withdrawal (including a systematic withdrawal) generally will be treated first as a non-taxable recovery of premiums and then as taxable income. Thus, a withdrawal from a non-MEC Policy generally is not taxable income unless the total withdrawals exceed the investment in the contract.

   Distributions Required in the First 15 Policy Years. The Code limits the amount of premium that may be paid and Cash Value that can accumulate relative to the Death Benefit. Where cash distributions are required in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits during this period), some or all of such amounts may be taxable. A reduction in benefits may result from a decrease in Specified Amount, a change from an Option B Death Benefit to an Option A Death Benefit, if withdrawals are made, and in certain other instances.

   Tax Treatment of Loans. If a Policy is not a MEC, a loan generally is treated as indebtedness of the Owner. As a result, the loan is not taxable income to you if the Policy remains in force. However, when the interest rate credited to the Loan Account is the same as the interest rate charged for the loan, it is unclear whether the IRS would consider some or all of the loan proceeds to be includible in income. Absent further guidance, we will treat all loans as indebtedness. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as an amount received in connection with a surrender in determining whether any amounts are includible in the Owner's income.

   Generally, interest paid on Policy Loans or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy Loan.

Policies Which Are MECs

   Characterization of a Policy as a MEC. A Policy is a MEC if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is issued on or after June 21, 1988 and premiums are paid more rapidly than permitted under the "7-Pay Test." A Policy fails this test (and thus is a MEC) if the accumulated amount paid during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. Under the Code, a material change of the Policy generally results in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test.

   We monitor the Policies and attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. You may then request that we take available steps to avoid treating the Policy as a MEC.

   Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals (including a systematic withdrawal) are treated first as withdrawals of income and then as a recovery of premiums. Thus, withdrawals are includible in income to the extent that the Cash Value exceeds the investment in the contract. A Policy loan is treated as a withdrawal for tax purposes.

   If you assign or pledge Cash Value under a MEC (or agree to assign or pledge any portion), such portion is a withdrawal for tax purposes. The investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a MEC, you should consult a tax adviser.

   Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax of 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

   Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from us or our affiliates within the same calendar year are aggregated and treated as one contract in determining the tax on withdrawals (including deemed withdrawals). The effects of aggregation are not always clear; however, it could affect the taxable amount of a withdrawal (or a deemed withdrawal) and could subject the withdrawal to the 10% penalty tax.

Considerations Applicable to Both MECs and Non-MECs

   Loss of Interest Deduction Where Policies are Held by or for the Benefit of Corporations, Trusts, Etc. If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is (a) a 20 percent owner of the entity, or
(b) an officer, director, or employee of the trade or business, at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax adviser.

   Other Considerations. Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other Policy changes may have tax consequences depending on the circumstances of the change. Federal estate and state and local estate taxes, or inheritance taxes and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). The insured under the new contract must be the same as the insured under the old contract.

Federal Income Tax Withholding

   We withhold and send to the federal government a part of the taxable portion of withdrawals unless you notify us in writing at the time of withdrawal that you are electing no withholding. You are always responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                             LEGAL CONSIDERATIONS

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

   We hold the assets of the Separate Account. We keep these assets segregated and apart from our general funds. We maintain records of all purchases and redemptions of the shares of each portfolio of the Funds by each of the Subaccounts.

                               VOTING INTERESTS

   We vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. Owners of all Policies participating in each Subaccount are entitled to give us instructions with respect to that Subaccount. An Owner's proportionate interest in that Subaccount is measured by units. We determine the number of shares for which an Owner may give voting instructions as of the record date for the meeting. Owners will receive proxy material, reports, and other materials relating to the appropriate portfolio of the Funds.

   We vote all Fund shares held in the Separate Account proportionately based on Owners' instructions. If changes in law permit, we may vote a Fund's shares in our own right.

   We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a portfolio of a Fund if we reasonably disapprove of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our General Account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event we disregard voting instructions, we will include a summary of that action and the reasons for it in the next annual report to Owners.

                          STATE REGULATION OF KILICO

   KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. We file an annual statement with the Director of Insurance on or before March 1st of each year covering our operations and reporting on our financial condition as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy.

   In addition, we are subject to the insurance laws and regulations of the other states where we operate. Generally, the insurance departments of other states apply the laws of Illinois in determining our permissible investments.

                        KILICO'S DIRECTORS AND OFFICERS

   Our directors and principal officers are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

      Name and Age
  Position with KILICO
    Year of Election      Other Business Experience During Past 5 Years or More
  --------------------    -----------------------------------------------------
Gale K. Caruso (43)       President and Chief Executive Officer of Federal Kemper
President and Chief       Life Assurance Company ("FKLA"), Fidelity Life
Executive Officer since   Association ("FLA") and Zurich Life Insurance Company of
June 1999. Director       America ("ZLICA"). President and Chief Executive Officer
since July 1999.          of Zurich Direct, Incorporated ("ZD") since April 2000.
                          Director of FKLA, FLA and ZLICA since July 1999 and of ZD
                          since March 2000. President and Chief Executive Officer
                          of Zurich Kemper Life Insurance Company of New York
                          ("ZKLICONY") since April 2000 and Director since October
                          1999. Chairman and Director of Investors Brokerage
                          Services, Inc. ("IBS") since May 2000 and of Investors
                          Brokerage Services Insurance Agency, Inc. ("IBSIA") since
                          March 2000. Chairman and Director of PMG Asset
                          Management, Inc. ("PMGAM"), PMG Life Agency Inc.
                          ("PMGLA"), PMG Marketing, Inc. ("PMG Marketing") and PMG
                          Securities Corporation ("PMG Securities") since March
                          2000. Executive Vice President and Director of Kemper
                          Corporation ("Kemper") since February 2000. Chairman,
                          President and Chief Executive Officer of Scudder Canada
                          Investor Services, Ltd. from 1995 to June 1999. Managing
                          Director of Scudder Kemper Investments, Inc. from July
                          1986 to June 1999.
Eliane C. Frye (53)       Executive Vice President of FKLA and FLA since March
Executive Vice President  1995. Executive Vice President of ZLICA and ZD since
since March 1995.         March 1996. Executive Vice President of ZKLICONY since
Director since May 1998.  April 2000 and Director since October 1999. Director of
                          FLA since December 1997. Director of FKLA and ZLICA since
                          May 1998. Director of ZD from March 1996 to March 1997.
                          Director of IBS and IBSIA since 1995.
Frederick L. Blackmon     Executive Vice President of FKLA, FLA, ZLICA and ZD since
(49)                      June 2000. Chief Financial Officer of FKLA since December
Executive Vice President  1995. Chief Financial Officer of FLA since January 1996.
since June 2000. Chief    Chief Financial Officer of ZLICA and ZD since March 1996.
Financial Officer since   Senior Vice President and Chief Financial Officer of
December 1995.            ZKLICONY since April 2000. Director of FKLA and ZLICA
Director since January    since January 2001. Senior Vice President of KILICO and
2001.                     FKLA from December 1995 to June 2000. Senior Vice
                          President of FLA from January 1996 to June 2000. Senior
                          Vice President of ZLICA and ZD from March 1996 to June
                          2000. Director of FLA since May 1998. Director of ZD from
                          March 1996 to March 1997 and since January 2001. Chief
                          Financial Officer of Kemper since January 1996. Treasurer
                          of Kemper from January 1996 to February 2000.
Russell M. Bostick (43)   Executive Vice President of FKLA, FLA, ZLICA and ZD since
Executive Vice President  June 2000. Chief Information Officer of FKLA, FLA, ZLICA
since June 2000. Chief    and ZD since April 1998. Senior Vice President and Chief
Information Officer       Information Officer of ZKLICONY since April 2000. Senior
since April 1998.         Vice President of FKLA, FLA, ZLICA and ZD from March 1999
                          to June 2000. Vice President of FKLA, FLA, KILICO, ZLICA
                          and ZD from April

      Name and Age
  Position with KILICO
    Year of Election      Other Business Experience During Past 5 Years or More
  --------------------    -----------------------------------------------------
                          1998 to March 1999. Chief Technology Officer of Corporate
                          Software & Technology from June 1997 to April 1998. Vice
                          President, Information Technology Department of CNA
                          Insurance Companies from January 1995 to June 1997.
James C. Harkensee (42)   Executive Vice President of FKLA, FLA, ZLICA and ZD since
Executive Vice President  June 2000. Senior Vice President of ZKLICONY since April
since June 2000.          2000 and Director since October 1999. Senior Vice
                          President of KILICO, FKLA and FLA from January 1996 to
                          June 2000. Senior Vice President of ZLICA and ZD from
                          1995 to June 2000. Director of ZD from April 1993 to
                          March 1997 and since March 1998.
James E. Hohmann (45)     Executive Vice President of FKLA, FLA, ZLICA and ZD since
Executive Vice President  June 2000. Senior Vice President of ZKLICONY since April
since June 2000.          2000. Senior Vice President of KILICO and FKLA from
Director since May 1998.  December 1995 to June 2000. Chief Actuary of KILICO and
                          FKLA from December 1995 to January 1999. Senior Vice
                          President of FLA from January 1996 to June 2000. Chief
                          Actuary of FLA from January 1996 to January 1999. Senior
                          Vice President of ZLICA and ZD from March 1996 to June
                          2000. Chief Actuary of ZLICA and ZD from March 1996 to
                          January 1999. Director of FLA since June 1997. Director
                          of FKLA and ZLICA since May 1998. Director of ZD from
                          March 1996 to March 1997.
Edward K. Loughridge      Executive Vice President of FKLA, FLA, ZLICA and ZD since
(46)                      June 2000. Corporate Development Officer of FKLA and FLA
Executive Vice President  since January 1996. Corporate Development Officer for
since June 2000.          ZLICA and ZD since March 1996. Senior Vice President and
Corporate Development     Corporate Development Officer of ZKLICONY since April
Officer since January     2000. Senior Vice President of KILICO, FKLA and FLA from
1996.                     January 1996 to June 2000. Senior Vice President of ZLICA
                          and ZD from March 1996 to June 2000.
Debra P. Rezabek (45)     Executive Vice President of FKLA, FLA, ZLICA and ZD since
Executive Vice President  June 2000. General Counsel of FKLA and FLA since 1992.
since June 2000. General  General Counsel ZLICA and ZD since March 1996. Corporate
Counsel since May 1993.   Secretary of FKLA and FLA since January 1996. Corporate
Corporate Secretary       Secretary of ZLICA and ZD since March 1996. Director of
since January 1996.       FKLA and ZLICA since January 2001. Senior Vice President
Director since January    of KILICO, FKLA, FLA, ZLICA and ZD from March 1996 to
2001.                     June 2000. Director of FLA since May 1998. Director of ZD
                          from March 1996 to March 1997. Senior Vice President,
                          General Counsel and Corporate Secretary of ZKLICONY since
                          April 2000. Secretary of IBS and IBSIA since 1993.
                          Secretary of PMGAM, PMGLA, PMG Marketing and PMG
                          Securities since March 2000. Director of Government
                          Affairs of FKLA and FLA from 1992 to April 1997 and of
                          KILICO from 1993 to April 1997. Assistant Secretary of
                          Kemper since January 1996.
Edward L. Robbins (61)    Executive Vice President of FKLA, FLA, ZLICA and ZD since
Executive Vice President  June 2000. Chief Actuary of FKLA, FLA, ZLICA and ZD since
since June 2000. Chief    March 1999. Senior Vice President and Chief Actuary of
Actuary since March       ZKLICONY since April 2000. Senior Vice President of
1999.                     KILICO, FKLA, FLA, ZLICA and ZD from March 1999 to June
                          2000.

      Name and Age
  Position with KILICO
    Year of Election      Other Business Experience During Past 5 Years or More
  --------------------    -----------------------------------------------------
                          Senior Actuary of FKLA, FLA, KILICO, ZLICA and ZD from
                          July 1998 to March 1999. Principal of KPMG Peat Marwick
                          LLP from May 1984 to July 1998.
Ivor K. H. Tham (38)      Executive Vice President of FKLA, FLA and ZLICA since
Executive Vice President  September 2000 and of ZD since January 2001. Vice
since September 2000.     President of Mass Mutual Financial from 1999 to September
                          2000. Assistant Vice President of Times Publishing Ltd.
                          from 1994 to 1999.
George Vlaisavljevich     Executive Vice President of FKLA, FLA, ZLICA and ZD since
(58)                      June 2000. Senior Vice President of KILICO, FKLA, FLA and
Executive Vice President  ZLICA since October 1996. Senior Vice President of ZD
since June 2000.          since March 1997. Senior Vice President of ZKLICONY since
                          April 2000. Director of IBS and IBSIA since October 1996.
                          Director of PMGAM, PMGLA, PMG Marketing and PMG
                          Securities since March 2000. Executive Vice President of
                          The Copeland Companies from April 1983 to September 1996.
Martin D. Feinstein (52)  Chairman of the Board of FKLA, FLA and ZLICA since
Chairman of the Board     January 2001. Chairman of the Board of Farmers Group,
since January 2001.       Inc. ("FGI") since November 1997 and President since
                          January 1995. Chief Executive Officer of FGI since
                          January 1995 and Director since February 1995. Member of
                          Group Management Board of Zurich Financial Services since
                          March 1998. Director of Zurich Scudder Investments, Inc.
                          since January 2001. Director of Farmers New World Life.
                          Chief Operating Officer of FGI from January 1995 to
                          January 1997. Director of B.A.T. from January 1997 to
                          September 1998.

                                 LEGAL MATTERS

   All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois Insurance Law, have been passed upon by Frank J. Julian, our Associate General Counsel. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of Policies.

                               LEGAL PROCEEDINGS

   There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We are not a party in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

                                    EXPERTS

   The consolidated balance sheets of KILICO as of December 31, 2000 and 1999 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 2000, 1999 and 1998 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   The combined statements of assets and liabilities and policy owners' equity of the Kemper Investors Life Insurance Company' KILICO Variable Separate Account as of December 31, 2000 and the related combined statements of operations for the year then ended and the combined statements of changes in policy owners' equity for each of the two years in the period then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this Prospectus have been examined by Christopher J. Nickele, FSA as stated in the opinion filed as an exhibit to the Registration Statement.

                            REGISTRATION STATEMENT

   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission upon payment of a fee or at the SEC's website at http://www.sec.gov.

                             FINANCIAL STATEMENTS

   The financial statements of the Separate Account relate to other life insurance policies in addition to those offered by this Prospectus. Our included financial statements should be considered only as bearing upon our ability to meet our contractual obligations under the Policy. The investment experience of the Separate Account does not affect our financial statements.

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                                       34

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Kemper Investors Life Insurance Company and Policy Owners of Kemper Investors Life Insurance Company's
KILICO Variable Separate Account

   In our opinion, the accompanying combined statement of assets and liabilities and policy owners' equity and the related combined statement of operations and combined statements of changes in policy owners' equity present fairly, in all material respects, the financial position of KILICO Variable Separate Account (the "Company") at December 31, 2000 and the results of its operations for the year then ended and the changes in its policy owners' equity for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of portfolio shares owned at December 31, 2000 by correspondence with the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 20, 2001

KILICO Variable Separate Account

Combined Statement of Assets and Liabilities and Policy Owners' Equity

December 31, 2000
(in thousands)

                                                                Kemper Variable Series
                                    -------------------------------------------------------------------------------

                           Total
                           KILICO     Kemper     Kemper                           Kemper                   Kemper
                          Variable    Money      Total      Kemper     Kemper   Government    Kemper     Small Cap
                          Separate    Market     Return   High Yield   Growth   Securities International   Growth
                          Account   Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount
                          --------  ---------- ---------- ---------- ---------- ---------- ------------- ----------
ASSETS
 Investments in
  underlying portfolio
  funds, at current
  value.................  $37,222     1,722      3,027        650      3,019      5,055         372        2,580
 Dividends and other
  receivables...........       50        13         12        --           1                    --             1
                          -------     -----      -----      -----      -----      -----         ---        -----
  Total assets..........   37,272     1,735      3,039        650      3,020      5,055         372        2,581
                          -------     -----      -----      -----      -----      -----         ---        -----
LIABILITIES AND POLICY
 OWNERS' EQUITY
 Liabilities:
 Mortality and expense
  risk charges..........        1       --         --         --         --         --          --           --
                          -------     -----      -----      -----      -----      -----         ---        -----
 Other payables.........      113        49          2        --           5        --            1          --
                          -------     -----      -----      -----      -----      -----         ---        -----
  Total liabilities.....      114        49          2        --           5        --            1          --
                          -------     -----      -----      -----      -----      -----         ---        -----
 Policy owners' equity..  $37,158     1,686      3,037        650      3,015      5,055         371        2,581
                          =======     =====      =====      =====      =====      =====         ===        =====
ANALYSIS OF POLICY
 OWNERS' EQUITY
 Excess (deficiency) of
  proceeds from units
  sold over payments for
  units redeemed........  $26,467     1,000         10       (305)       615      2,134         342        2,265
 Accumulated net
  investment income.....    9,826       686      2,234      1,121      1,691      2,299          79          275
 Accumulated net
  realized gain (loss)
  on sale of
  investments...........    3,124       --         930        (39)     1,175        573           2           71
 Unrealized appreciation
  (depreciation) of
  investments...........   (2,259)      --        (137)      (127)      (466)        49         (52)         (30)
                          -------     -----      -----      -----      -----      -----         ---        -----
 Policy owners' equity..  $37,158     1,686      3,037        650      3,015      5,055         371        2,581
                          =======     =====      =====      =====      =====      =====         ===        =====

----------

See accompanying notes to financial statements.

                                            American Skandia Trust
 -------------------------------------------------------------------------------------------------------------
                                                                                                       AST
    AST                      AST             AST         AST        AST                  AST PIMCO  Neuberger
  Alliance             American Century T. Rowe Price   Janus     INVESCO    AST PIMCO    Limited     Berman
 Growth and AST JanCap  International       Asset     Small-Cap    Equity   Total Return  Maturity   Mid-Cap
   Income     Growth      Growth II      Allocation     Growth     Income       Bond        Bond      Growth
 Subaccount Subaccount    Subaccount     Subaccount   Subaccount Subaccount  Subaccount  Subaccount Subaccount
 ---------- ---------- ---------------- ------------- ---------- ---------- ------------ ---------- ----------


   1,305      6,512          537             552          869       878         153          48       1,893

     --         --           --              --           --        --          --          --          --
   -----      -----          ---             ---         ----       ---         ---         ---       -----
   1,305      6,512          537             552          869       878         153          48       1,893
   -----      -----          ---             ---         ----       ---         ---         ---       -----




     --         --           --              --           --        --          --          --          --
   -----      -----          ---             ---         ----       ---         ---         ---       -----
       2         18          --                2            5         2         --          --          --
   -----      -----          ---             ---         ----       ---         ---         ---       -----
       2         18          --                2            5         2         --          --          --
   -----      -----          ---             ---         ----       ---         ---         ---       -----
   1,303      6,494          537             550          864       876         153          48       1,893
   =====      =====          ===             ===         ====       ===         ===         ===       =====





   1,078      6,359          493             498          951       765         138          44       1,522

     162        654           70              15          164        78          12           3         110


      14        267           13              16           42        13          (2)        --           42


      49       (786)         (39)             21         (293)       20           5           1         219
   -----      -----          ---             ---         ----       ---         ---         ---       -----
   1,303      6,494          537             550          864       876         153          48       1,893
   =====      =====          ===             ===         ====       ===         ===         ===       =====

KILICO Variable Separate Account

Combined Statement of Assets and Liabilities and Policy Owners' Equity
(continued)

December 31, 2000
(in thousands)

                                                                       Fidelity
                                                                       Variable
                            Fidelity Variable     Fidelity Variable   Insurance
                           Insurance Products    Insurance Products    Products  Scudder Variable Life
                                  Fund                 Fund II         Fund III     Investment Fund
                          --------------------- --------------------- ---------- ---------------------
                                                                       Fidelity
                           Fidelity                                    VIP III    Scudder    Scudder
                             VIP      Fidelity   Fidelity   Fidelity    Growth      VLIF       VLIF
                           Equity-    VIP High    VIP II     VIP II    Opportu-    Inter-   Growth and  Other
                            Income     Income   Contrafund Index 500    nities    national    Income     Sub-
                          Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount accounts
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------
ASSETS
 Investments in
  underlying portfolio
  funds, at current
  value.................     $175        16       1,530      1,266        519       330        307      3,907
 Dividends and other
  receivables...........      --        --          --           5          4       --           2         12
                             ----       ---       -----      -----       ----       ---        ---      -----
  Total assets..........      175        16       1,530      1,271        523       330        309      3,919
                             ====       ===       =====      =====       ====       ===        ===      =====
LIABILITIES AND POLICY OWNERS' EQUITY
 Liabilities:
 Mortality and expense
  risk charges..........      --        --          --         --         --        --         --           1
                             ----       ---       -----      -----       ----       ---        ---      -----
 Other payables.........        1       --           12        --         --          1        --          13
                             ----       ---       -----      -----       ----       ---        ---      -----
  Total liabilities.....        1       --           12        --         --          1        --          14
                             ----       ---       -----      -----       ----       ---        ---      -----
 Policy owners' equity..      174        16       1,518      1,271        523       329        309      3,905
                             ====       ===       =====      =====       ====       ===        ===      =====
ANALYSIS OF POLICY OWNERS' EQUITY
 Excess of proceeds from
  units sold over
  payments for units
  redeemed..............     $161        20       1,503      1,299        605       350        317      4,303
 Accumulated net
  investment income
  (loss)................        8         1         119          7         27        15          4         (8)
 Accumulated net
  realized gain (loss)
  on sales of
  investments...........      --         (1)         13         12         (1)       (1)        (1)       (14)
 Unrealized appreciation
  (depreciation) of
  investments...........        5        (4)       (117)       (47)      (108)      (35)       (11)      (376)
                             ----       ---       -----      -----       ----       ---        ---      -----
 Policy owners' equity..     $174        16       1,518      1,271        523       329        309      3,905
                             ====       ===       =====      =====       ====       ===        ===      =====

----------

See accompanying notes to financial statements.

KILICO Variable Separate Account

Combined Statement of Operations

For the years ended December 31, 2000
(in thousands)

                                                               Kemper Variable Series
                          Total    -------------------------------------------------------------------------------
                          KILICO     Kemper     Kemper     Kemper                Kemper                   Kemper
                         Variable    Money      Total       High      Kemper   Government    Kemper     Small Cap
                         Separate    Market     Return     Yield      Growth   Securities International   Growth
                         Account   Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount
                         --------  ---------- ---------- ---------- ---------- ---------- ------------- ----------
REVENUE

 Dividends and capital
  gains distributions... $ 2,744       84         257        112         356      292           53          246

EXPENSES

 Mortality and expense
  risk charges..........     374       55          21          6          42       39            5           14
                         -------      ---        ----       ----      ------      ---         ----         ----

Net investment income...   2,370       29         236        106         314      253           48          232
                         =======      ===        ====       ====      ======      ===         ====         ====

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain
  (loss) on sales of
  investments...........     311      --          (82)       (64)        194       (5)           3           46

 Change in unrealized
  appreciation
  (depreciation) of
  investments...........  (8,646)     --         (338)      (114)     (1,387)     168         (141)        (673)
                         -------      ---        ----       ----      ------      ---         ----         ----

 Net realized and
  unrealized gain (loss)
  on investments........  (8,335)     --         (420)      (178)     (1,193)     163         (138)        (627)
                         -------      ---        ----       ----      ------      ---         ----         ----

 Net increase (decrease)
  in policy owners'
  equity resulting from
  operations............ $(5,965)      29        (184)       (72)       (879)     416          (90)        (395)
                         =======      ===        ====       ====      ======      ===         ====         ====

----------

See accompanying notes to combined financial statements.

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                                                     American Skandia Trust
                         -------------------------------------------------------------------------------
                                                                AST                              AST
                            AST                AST American   T. Rowe      AST        AST       PIMCO
                          Alliance                Century      Price      Janus     INVESCO     Total
                         Growth and AST JanCap International   Asset    Small-Cap    Equity     Return
                           Income     Growth     Growth II   Allocation   Growth     Income      Bond
                         Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount
                         ---------- ---------- ------------- ---------- ---------- ---------- ----------
REVENUE

 Dividends and capital
  gains distributions...    $128         633         57          16          166       66          7

EXPENSES

 Mortality and expense
  risk charges..........      12          80          4           5            9        9          2
                            ----      ------       ----         ---       ------      ---        ---

Net investment income
 (loss).................     116         553         53          11          157       57          5
                            ----      ------       ----         ---       ------      ---        ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain
  (loss) on sales of
  investments...........       1         157          7           9           26        2         (1)

 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (58)     (3,566)      (171)        (28)      (1,066)     (32)         9
                            ----      ------       ----         ---       ------      ---        ---

Net realized and
 unrealized gain (loss)
 on investments.........     (57)     (3,409)      (164)        (19)      (1,040)     (30)         8
                            ----      ------       ----         ---       ------      ---        ---

Net increase (decrease)
 in policy owners'
 equity resulting from
 operations.............    $ 59      (2,856)      (111)         (8)        (883)      27         13
                            ====      ======       ====         ===       ======      ===        ===

----------

See accompanying notes to financial statements.

                                                                     Fidelity
                                                                     Variable
                             Fidelity              Fidelity          Insurance           Scudder
      American          Variable Insurance    Variable Insurance     Products         Variable Life
    Skandia Trust          Products Fund       Products Fund II      Fund III        Investment Fund
---------------------- --------------------- ---------------------   ---------   ------------------------
               AST
AST PIMCO   Neuberger   Fidelity   Fidelity                          Fidelity                   Scudder
 Limited      Berman      VIP        VIP      Fidelity   Fidelity     VIP III                     VLIF
 Maturity    Mid-Cap    Equity-      High      VIP II     VIP II      Growth     Scudder VLIF  Growth and
   Bond       Growth     Income     Income   Contrafund Index 500  Opportunities International   Income      Other
Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount    Subaccount   Subaccount Subaccounts
----------  ---------- ---------- ---------- ---------- ---------- ------------- ------------- ---------- -----------

     2           40        10          1         138         14          31            15           3          17


     1           15         2        --           18          5           4             2         --           24
   ---         ----       ---        ---        ----       ----        ----           ---         ---        ----

     1           25         8          1         120          9          27            13           3          (7)
   ---         ----       ---        ---        ----       ----        ----           ---         ---        ----


   --            34        (1)        (1)          4          6          (5)           (2)         (1)        (16)

     1         (301)        5         (4)       (240)      (139)       (118)          (57)        (10)       (386)
   ---         ----       ---        ---        ----       ----        ----           ---         ---        ----

     1         (267)        4         (5)       (236)      (133)       (123)          (59)        (11)       (402)
   ---         ----       ---        ---        ----       ----        ----           ---         ---        ----

     2         (242)       12         (4)       (116)      (124)        (96)          (46)         (8)       (409)
   ===         ====       ===        ===        ====       ====        ====           ===         ===        ====

KILICO Variable Separate Account

Combined Statements of Changes in Policy Owners' Equity

For the year ended December 31, 2000
(in thousands)

                                                               Kemper Variable Series
                              -----------------------------------------------------------------------------------------

                               Total
                               KILICO     Kemper     Kemper     Kemper                Kemper                   Kemper
                              Variable    Money      Total       High      Kemper   Government    Kemper     Small Cap
                              Separate    Market     Return     Yield      Growth   Securities International   Growth
                              Account   Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount
                              --------  ---------- ---------- ---------- ---------- ---------- ------------- ----------
Operations
 Net investment income (loss) $ 2,370         29       236        106         314       253          48          232
 Net realized gain (loss) on
  sales of investments            311         --       (82)       (64)        194        (5)          3           46
 Change in unrealized
  appreciation (depreciation)
  of investments               (8,646)        --      (338)      (114)     (1,387)      168        (141)        (673)
                              -------     ------     -----       ----      ------     -----        ----        -----
 Net increase (decrease) in
  policy owners' equity
  resulting from operations    (5,965)        29      (184)       (72)       (879)      416         (90)        (395)
                              -------     ------     -----       ----      ------     -----        ----        -----
Account Unit Transactions
 Proceeds from units sold      18,537      6,957        87        105         440        31         152        1,005
 Net transfers (to) from
  affiliate and subaccounts     1,174     (4,285)      168        (36)        310       511           7          320
 Payments for units redeemed   (9,909)    (2,946)     (499)      (319)       (980)     (207)        (76)        (520)
                              -------     ------     -----       ----      ------     -----        ----        -----
 Net increase (decrease) in
  policy owners' equity from
  account unit transactions     9,802       (274)     (244)      (250)       (230)      355          83          805
                              -------     ------     -----       ----      ------     -----        ----        -----
  Total increase (decrease)
   in policy owners' equity     3,837       (245)     (428)      (322)     (1,109)      751          (7)         410
                              -------     ------     -----       ----      ------     -----        ----        -----
Policy Owners' Equity
 Beginning of year             33,321      1,931     3,465        972       4,124     4,304         378        2,171
                              -------     ------     -----       ----      ------     -----        ----        -----
 End of year                  $37,158      1,686     3,037        650       3,015     5,055         371        2,581
                              =======     ======     =====       ====      ======     =====        ====        =====

See accompanying notes to financial statements.

                                          American Skandia Trust
----------------------------------------------------------------------------------------------------------
                                                                                                    AST
    AST                AST American       AST         AST        AST                  AST PIMCO  Neuberger
 Alliance                 Century    T. Rowe Price   Janus     INVESCO    AST PIMCO    Limited     Berman
Growth and  AST JanCap International     Asset     Small-Cap    Equity   Total Return  Maturity   Mid-Cap
  Income      Growth     Growth II    Allocation     Growth     Income       Bond        Bond      Growth
Subaccount  Subaccount  Subaccount    Subaccount   Subaccount Subaccount  Subaccount  Subaccount Subaccount
----------  ---------- ------------- ------------- ---------- ---------- ------------ ---------- ----------

   116           553         53            11           157        57          5           1           25

     1           157          7             9            26         2         (1)         --           34
   (58)       (3,566)      (171)          (28)       (1,066)      (32)         9           1         (301)
 -----        ------       ----          ----        ------      ----        ---         ---       ------
    59        (2,856)      (111)           (8)         (883)       27         13           2         (242)
 -----        ------       ----          ----        ------      ----        ---         ---       ------
   452         3,120        205           224           398       348         59          17          659
   (27)          459        (27)          (15)           60       (40)       (11)         (4)         268
  (220)       (1,528)      (103)         (121)         (238)     (157)       (25)         (8)        (340)
 -----        ------       ----          ----        ------      ----        ---         ---       ------
   205         2,051         75            88           220       151         23           5          587
 -----        ------       ----          ----        ------      ----        ---         ---       ------
   264          (805)       (36)           80          (663)      178         36           7          345
 -----        ------       ----          ----        ------      ----        ---         ---       ------
 1,039         7,299        573           470         1,527       698        117          41        1,548
 -----        ------       ----          ----        ------      ----        ---         ---       ------
 1,303         6,494        537           550           864       876        153          48       1, 893
 =====        ======       ====          ====        ======      ====        ===         ===       ======

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                                                                        Fidelity
                                                                        Variable
                                Fidelity              Fidelity          Insurance           Scudder
                           Variable Insurance    Variable Insurance   Products Fund      Variable Life
                              Products Fund       Products Fund II         III          Investment Fund
                          --------------------- --------------------- ------------- ------------------------
                           Fidelity   Fidelity                          Fidelity                   Scudder
                             VIP        VIP      Fidelity   Fidelity     VIP III                     VLIF
                           Equity-      High      VIP II     VIP II      Growth     Scudder VLIF  Growth and  Other
                            Income     Income   Contrafund Index 500  Opportunities International   Income     Sub-
                          Subaccount Subaccount Subaccount Subaccount  Subaccount    Subaccount   Subaccount accounts
                          ---------- ---------- ---------- ---------- ------------- ------------- ---------- --------
Operations

 Net investment income
  (loss)................     $  8         1         120          9          27            13           3         (7)

 Net realized gain
  (loss) on sales of
  investments...........       (1)       (1)          4          6          (5)           (2)         (1)       (16)

 Change in unrealized
  appreciation
  (depreciation) of
  investments...........        5        (4)       (240)      (139)       (118)          (57)        (10)      (386)
                             ----       ---       -----      -----        ----           ---         ---      -----

 Net increase (decrease)
  in policy owners'
  equity resulting from
  operations............       12        (4)       (116)      (124)        (96)          (46)         (8)      (409)
                             ----       ---       -----      -----        ----           ---         ---      -----

Account Unit
 Transactions

 Proceeds from units
  sold..................       91        12         780        724         299           124         160      2,088

 Net transfers (to) from
  affiliate and
  subaccounts...........      (12)       (1)        135         75          38           203         157      2,921

 Payments for units
  redeemed..............      (43)       (5)       (289)      (280)       (114)          (45)        (69)      (777)
                             ----       ---       -----      -----        ----           ---         ---      -----

 Net increase in policy
  owners' equity from
  account unit
  transactions..........       36         6         626        519         223           282         248      4,232
                             ----       ---       -----      -----        ----           ---         ---      -----

Total increase in policy
 owners' equity.........       48         2         510        395         127           236         240      3,823
                             ----       ---       -----      -----        ----           ---         ---      -----

Policy Owners' Equity

 Beginning of year......      126        14       1,008        876         396            93          69         82
                             ----       ---       -----      -----        ----           ---         ---      -----

 End of year............     $174        16       1,518      1,271         523           329         309      3,905
                             ====       ===       =====      =====        ====           ===         ===      =====

----------

See accompanying notes to financial statements.

                      (This page intentionally left blank)

KILICO Variable Separate Account

Combined Statements of Changes in Policy Owners' Equity

For the year ended December 31, 1999
(in thousands)

                                                                  Kemper Variable Series
                                    -----------------------------------------------------------------------------------

                           Total
                           KILICO     Kemper     Kemper     Kemper                Kemper                   Kemper
                          Variable    Money      Total       High      Kemper   Government    Kemper     Small Cap
                          Separate    Market     Return     Yield      Growth   Securities International   Growth
                          Account   Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount
                          --------  ---------- ---------- ---------- ---------- ---------- ------------- ----------
Operations

 Net investment
  income (loss).........  $   822         39       300        112        (29)       179          28          (14)

 Net realized gain
  (loss) on sales of
  investments...........      959        --        196        (41)       662        --           (1)          13

 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    4,624        --        (16)       (58)       521       (189)         86          550
                          -------     ------     -----      -----      -----      -----         ---        -----

 Net increase (decrease)
  in policy owners'
  equity resulting from
  operations............    6,405         39       480         13      1,154        (10)        113          549
                          -------     ------     -----      -----      -----      -----         ---        -----

Account Unit Transactions

 Proceeds from units
  sold..................   13,718      5,456        97        121        506         33         144          988

 Net transfers (to) from
  affiliate and
  subaccounts...........     (269)    (1,180)     (358)      (341)      (568)       (44)        --           (60)

 Payments for units
  redeemed..............   (7,387)    (3,350)     (433)      (153)      (439)       (68)        (55)        (388)
                          -------     ------     -----      -----      -----      -----         ---        -----

 Net increase (decrease)
  in policy owners'
  equity from account
  unit transactions.....    6,062        926      (694)      (373)      (501)       (79)         89          540
                          -------     ------     -----      -----      -----      -----         ---        -----

Total increase
 (decrease) in policy
 owners' equity.........   12,467        965      (214)      (360)       653        (89)        202        1,089
                          -------     ------     -----      -----      -----      -----         ---        -----

Policy Owners' Equity

 Beginning of period....   20,854        966     3,679      1,332      3,471      4,393         176        1,082
                          -------     ------     -----      -----      -----      -----         ---        -----

 End of period..........  $33,321      1,931     3,465        972      4,124      4,304         378        2,171
                          =======     ======     =====      =====      =====      =====         ===        =====

----------

See accompanying notes to financial statements.

                                          American Skandia Trust
-----------------------------------------------------------------------------------------------------------
                                                                                                    AST
   AST                 AST American       AST         AST        AST                  AST PIMCO  Neuberger
 Alliance                 Century    T. Rowe Price   Janus     INVESCO    AST PIMCO    Limited     Berman
Growth and  AST JanCap International     Asset     Small-Cap    Equity   Total Return  Maturity   Mid-Cap
  Income      Growth     Growth II    Allocation     Growth     Income       Bond        Bond      Growth
Subaccount  Subaccount  Subaccount    Subaccount   Subaccount Subaccount  Subaccount  Subaccount Subaccount
----------  ---------- ------------- ------------- ---------- ---------- ------------ ---------- ----------

     38           75         16             3            1         16          5           1          50

      9           72          4             4           11          8         (1)         --           1

     70        2,042        114            28          756         30         (5)         --         461
  -----       ------       ----           ---        -----       ----        ---         ---       -----

    117        2,189        134            35          768         54         (1)          1         512
  -----       ------       ----           ---        -----       ----        ---         ---       -----


    530        2,421        246           242          297        377         67          27         549

    (22)       1,070        (32)           44          189         17         11          (2)        (12)

   (219)      (1,034)      (108)          (98)        (153)      (149)       (28)         (8)       (227)
  -----       ------       ----           ---        -----       ----        ---         ---       -----

    289        2,457        106           188          333        245         50          17         310
  -----       ------       ----           ---        -----       ----        ---         ---       -----

    406        4,646        240           223        1,101        299         49          18         822
  -----       ------       ----           ---        -----       ----        ---         ---       -----


    633        2,653        333           247          426        399         68          23         726
  -----       ------       ----           ---        -----       ----        ---         ---       -----

  1,039        7,299        573           470        1,527        698        117          41       1,548
  =====       ======       ====           ===        =====       ====        ===         ===       =====

KILICO Variable Separate Account

For the year ended December 31, 1999
(in thousands)

                                                                        Fidelity
                                                                        Variable
                                Fidelity              Fidelity          Insurance           Scudder
                           Variable Insurance    Variable Insurance   Products Fund      Variable Life
                              Products Fund       Products Fund II         III          Investment Fund
                          --------------------- --------------------- ------------- ------------------------
                           Fidelity   Fidelity              Fidelity    Fidelity                   Scudder
                             VIP        VIP      Fidelity    VIP II      VIP III                     VLIF
                           Equity-      High      VIP II     Index       Growth     Scudder VLIF  Growth and  Other
                            Income     Income   Contrafund    500     Opportunities International   Income     Sub-
                          Subaccount Subaccount Subaccount Subaccount  Subaccount    Subaccount   Subaccount accounts
                          ---------- ---------- ---------- ---------- ------------- ------------- ---------- --------
Operations

 Net investment income..     $--        --           (1)        (2)        --              2           1         2

 Net realized gain on
  sales of investments..        1       --            9          6           4             1         --          1

 Change in unrealized
  appreciation
  (depreciation) of
  investments...........      --        --          114         87           6            22          (1)        6
                             ----       ---       -----       ----         ---           ---         ---       ---

 Net increase in policy
  owners' equity
  resulting from
  operations............        1       --          122         91          10            25         --          9
                             ----       ---       -----       ----         ---           ---         ---       ---

Account Unit
 Transactions

 Proceeds from units
  sold..................       81        11         498        495         261            44          55       172

 Net transfers (to) from
  affiliate and
  subaccounts...........       48         5         440        344         139            29          26       (12)

 Payments for units
  redeemed..............      (23)       (4)       (132)      (135)        (65)          (13)        (18)      (87)
                             ----       ---       -----       ----         ---           ---         ---       ---

 Net increase in policy
  owners' equity from
  account unit
  transactions..........      106        12         806        704         335            60          63        73
                             ----       ---       -----       ----         ---           ---         ---       ---

Total increase in policy
 owners' equity.........      107        12         928        795         345            85          63        82
                             ----       ---       -----       ----         ---           ---         ---       ---

Policy Owners' Equity

 Beginning of period....       19         2          80         81          51             8           6       --
                             ----       ---       -----       ----         ---           ---         ---       ---

 End of period..........     $126        14       1,008        876         396            93          69        82
                             ====       ===       =====       ====         ===           ===         ===       ===

---------

See accompanying notes to financial statements.

KILICO Variable Separate Account

Notes to Financial Statements

(1) General Information and Significant Accounting Policies

   Organization. KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG which was merged with Allied Zurich p.l.c. in October, 2000.

   The Separate Account is used to fund policies ("Policy") for the Kemper Select variable universal life policies ("Kemper Select"), the Power V flexible premium variable universal life policies ("Power V"), the Farmers Variable Universal Life I flexible premium variable life policies ("Farmers Variable Universal Life I"), the Kemper Destinations Life modified single premium variable universal life policies ("Kemper Destinations Life") and Zurich Kemper Lifeinvestor flexible premium variable universal life policies ("Zurich Kemper Lifeinvestor"). The Separate Account is divided into seventy-six subaccount options available to Policy Owners depending upon their respective Policy. The Kemper Select policies have five subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, an open-end diversified management investment company. The Power V policies have twenty-three subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the American Skandia Trust, the Fidelity Variable Insurance Products Fund (Initial Class Shares), the Fidelity Variable Insurance Products Fund II (Initial Class Shares), the Fidelity Variable Insurance Products Fund III (Initial Class Shares) and the Scudder Variable Life Investment Fund (Class B Shares), all of which are open-end diversified management investment companies. The Farmers Variable Universal Life I policies have twelve subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Franklin Templeton Variable Insurance Products Trust (Class 2 Shares) and the Scudder Variable Life Investment Fund (Class A Shares), all of which are open-end diversified management investment companies. The Kemper Destinations Life policies have thirty-seven subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Scudder Variable Life Investment Fund (Class A Shares), The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Investment Portfolios and the Warburg Pincus Trust, all of which are open-end diversified management investment companies. Zurich Kemper Lifeinvestor policies have thirty-one subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares or corresponding portfolio of the Scudder Variable Life Investment Fund (Class A Shares), the Kemper Variable Series, The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Life & Annuity Index Fund d/b/a Dreyfus Stock Index Fund, the Dreyfus Variable Investment Fund, the Franklin Templeton Variable Insurance Products Trust (Class 2 shares), the Fidelity Variable Insurance Products Fund (Initial Class Shares) and the Janus Aspen Series, all of which are open-end diversified management investment companies.

   Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

   Security valuation. The investments are stated at current value which is based on the closing net asset value at December 31, 2000.

   Security transactions and investment income. Security transactions are generally accounted for on the trade date (the date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are generally reported on a first in, first out (FIFO) cost basis.

   Accumulation unit valuation. On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

KILICO Variable Separate Account

(1) General Information and Significant Accounting Policies (continued)

   Federal income taxes. The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2) Summary of Investments

   Investments, at cost, at December 31, 2000, are as follows (in thousands, differences are due to rounding):

Investment Subaccounts                                     Shares Owned  Cost
----------------------                                     ------------ -------
Kemper Variable Series:
Kemper Money Market Fund..................................    1,722     $ 1,722
Kemper Total Return Fund..................................    1,168       3,164
Kemper High Yield Fund....................................      709         777
Kemper Growth Fund........................................    1,002       3,485
Kemper Government Securities Fund.........................    4,226       5,006
Kemper International Fund.................................      252         424
Kemper Small Cap Growth Fund..............................    1,192       2,610

American Skandia Trust:
AST Alliance Growth and Income Fund.......................       61       1,256
AST JanCap Growth Fund....................................      186       7,298
AST American Century International Growth II Fund.........       43         576
AST T. Rowe Price Asset Allocation Fund...................       30         531
AST Janus Small-Cap Growth Fund...........................       43       1,162
AST INVESCO Equity Income Fund............................       50         858
AST PIMCO Total Return Bond Fund..........................       13         148
AST PIMCO Limited Maturity Bond Fund......................        4          47
AST Neuberger Berman Mid-Cap Growth Fund..................       88       1,674

Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Fund...........................        7         170
Fidelity VIP High Income Fund.............................        2          20

Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Contrafund Fund...........................       64       1,647
Fidelity VIP II Index 500 Fund............................        8       1,313

Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Growth Opportunities Fund................       29         627

Scudder Variable Life Investment Fund:
Scudder VLIF International Fund...........................       23         365
Scudder VLIF Growth and Income Fund.......................       30         318

Other Funds...............................................      N/A       4,283
  Total Investments at Cost...............................              $39,481

   A description of the underlying investments of the Funds available to policy owners of the Power V policies are summarized below.

KEMPER VARIABLE SERIES

   Kemper Money Market Subaccount: This subaccount invests in the Kemper Money Market Portfolio of the Kemper Variable Series. The Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share but there can be no assurance that the Portfolio will be able to do so.

   Kemper Total Return Subaccount: This subaccount invests in the Kemper Total Return Portfolio of the Kemper Variable Series. The Portfolio seeks a high total return, a combination of income and capital appreciation, consistent with reasonable risk.

KILICO Variable Separate Account

(2) Summary of Investments (continued)

   Kemper High Yield Subaccount: This subaccount invests in the Kemper High Yield Portfolio of the Kemper Variable Series. The Portfolio seeks to provide a high level of current income.

   Kemper Growth Subaccount: This subaccount invests in the Kemper Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

   Kemper Government Securities Subaccount: This subaccount invests in the Kemper Government Securities Portfolio of the Kemper Variable Series. The Portfolio seeks high current return consistent with preservation of capital.

   Kemper International Subaccount: This subaccount invests in the Kemper International Portfolio of the Kemper Variable Series. The Portfolio seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

   Kemper Small Cap Growth Subaccount: This subaccount invests in the Kemper Small Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of investors' capital.

AMERICAN SKANDIA TRUST

   AST Alliance Growth and Income Subaccount (formerly AST Lord Abbett Growth and Income): This subaccount invests in the AST Alliance Growth and Income Portfolio of the American Skandia Trust. The Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

   AST JanCap Growth Subaccount: This subaccount invests in the AST JanCap Growth Portfolio of the American Skandia Trust. The Portfolio seeks growth of capital in a manner consistent with preservation of capital.

   AST American Century International Growth II Subaccount (formerly T. Rowe Price International Equity): This subaccount invests in the AST American Century International Growth II Portfolio of the American Skandia Trust. The Portfolio seeks capital growth.

   AST T. Rowe Price Asset Allocation Subaccount: This subaccount invests in the AST T. Rowe Price Asset Allocation Portfolio of the American Skandia Trust. The Portfolio seeks a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

   AST Janus Small-Cap Growth Subaccount: This subaccount invests in the AST Janus Small-Cap Growth Portfolio of the American Skandia Trust. The Portfolio seeks capital growth through investment primarily in common stocks of U.S. companies with market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million.

   AST INVESCO Equity Income Subaccount: This subaccount invests in the AST INVESCO Equity Income Portfolio of the American Skandia Trust. The Portfolio seeks capital growth and current income while following sound investment practices.

   AST PIMCO Total Return Bond Subaccount: This subaccount invests in the AST PIMCO Total Return Bond Portfolio of the American Skandia Trust. The Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

   AST PIMCO Limited Maturity Bond Subaccount: This subaccount invests in the AST PIMCO Limited Maturity Bond Portfolio of the American Skandia Trust. The Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

   AST Neuberger Berman Mid-Cap Growth Subaccount: This subaccount invests in the AST Neuberger Berman Mid-Cap Growth Portfolio of the American Skandia Trust. The Portfolio seeks capital growth.

KILICO Variable Separate Account

(2) Summary of Investments (continued)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

   Fidelity VIP Equity-Income Subaccount: This subaccount invests in the Fidelity VIP Equity-Income Portfolio (Initial Class) of the Fidelity Variable Insurance Products Fund. The Portfolio seeks reasonable income.

   Fidelity VIP High Income Subaccount: This subaccount invests in the Fidelity VIP High Income Portfolio (Initial Class) of the Fidelity Variable Insurance Products Fund. The Portfolio seeks a high level of current income while also considering growth of capital.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

   Fidelity VIP II Contrafund Subaccount: This subaccount invests in the Fidelity VIP II Contrafund Portfolio (Initial Class) of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks long-term capital appreciation.

   Fidelity VIP II Index 500 Subaccount: This subaccount invests in the Fidelity VIP II Index 500 Portfolio (Initial Class) of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

   Fidelity VIP III Growth Opportunities Subaccount: This subaccount invests in the Fidelity VIP III Growth Opportunities Portfolio (Initial Class) of the Fidelity Variable Insurance Products Fund III. The Portfolio seeks to provide capital growth.

SCUDDER VARIABLE LIFE INVESTMENT FUND

   Scudder VLIF International Subaccount: This subaccount invests in the Scudder VLIF International Portfolio (Class B Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

   Scudder VLIF Growth and Income Subaccount: This subaccount invests in the Scudder VLIF Growth and Income Portfolio (Class B Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital, current income and growth of income.

(3) Transactions with Affiliates

   KILICO provides a death benefit payment upon the death of the Policy Owner under the terms of the death benefit option selected by the Policy Owner as further described in the Policy. KILICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the Policy Owner. These cost of insurance charges vary with the issue age, sex and rate class of the Policy Owner, and are charged to their respective subaccounts in proportion to their total Separate Account value. Cost of insurance charges totaled approximately $96,000, $3,510,000, $325,000, $59,000 and $7,000 for
the Kemper Select, Power V, Farmers Variable Universal Life I, Zurich Kemper Lifeinvestor and Destinations Life policies, respectively, for the year ended December 31, 2000, and are reflected in "Payments for units redeemed" on the Combined Statements of Changes in Policy Owners' Equity. Included within these cost of insurance charges are various administrative charges as described in the prospectuses. Additionally, KILICO assesses a daily charge to the subaccounts for mortality and expense risk assumed by KILICO at an annual rate of 0.90% of assets except for Zurich Kemper Lifeinvestor, which assesses a daily charge at a current annual rate of 0.60% for the first ten policy years, 0.40% for the policy years eleven through twenty and 0.20% for policy years twenty-one and thereafter.

   Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge.

   A state and local premium tax charge of 2.5% is deducted from each premium payment under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to

KILICO Variable Separate Account

(3) Transactions with Affiliates (continued)

pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. Under Section 848 of the Internal Revenue Code (the "Code"), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 120 month period. The effect of Section 848 for KILICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost or, the "DAC tax". As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is deducted from the premium by KILICO under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies before investment of a Policy Owner's funds into the Separate Account. Under the Kemper Destinations Life policies, for the first ten policy years, a tax charge equal to an annual rate of 0.40% of the average monthly cash value is assessed against the Policy. The tax charge covers a portion of KILICO's state premium tax expense and a certain Federal income tax liability incurred as a result of the receipt of premium.

   Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan under the Kemper Select, Power V and Farmers Variable Universal Life I policies is $500 and is limited to 90% of the surrender value, less applicable surrender charges. The minimum amount of the loan under the Kemper Destinations Life policies is $1,000 and is limited to 90% of the surrender value, less applicable surrender charges. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in KILICO's general account.

   Zurich Scudder Investments, Inc. (formerly Scudder Kemper Investments, Inc.), an affiliated company, is the investment manager of the Kemper Variable Series and the Scudder Variable Life Investment Fund, Investors Brokerage Services, Inc., and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(4) Net Transfers (To) From Affiliate or Subaccounts

   Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Policy Owner's interest to or from another eligible subaccount or to the general account of KILICO.

KILICO Variable Separate Account

(5) Policy Owners' Equity

   Policy owners' equity is affected by the investment results of each subaccount and contract charges. Policy owners' equity at December 31, 2000, is as follows (in thousands, except unit value; differences are due to rounding):

                                                         Number          Policy
                                                           of     Unit   Owners'
                                                         Units   Value   Equity
                                                         ------ -------- -------
                   POWER V POLICIES
Kemper Variable Series:
Kemper Money Market Subaccount.........................     132 $  1.199 $   157
Kemper Total Return Subaccount.........................      52    4.185     218
Kemper High Yield Subaccount...........................     152    1.302     198
Kemper Growth Subaccount...............................     218    5.031   1,097
Kemper Government Securities Subaccount................      26    1.514      39
Kemper International Subaccount........................     176    2.101     371
Kemper Small Cap Growth Subaccount.....................     791    3.081   2,436

American Skandia Trust:
AST Alliance Growth and Income Subaccount..............      46   26.224   1,303
AST JanCap Growth Subaccount...........................     155   41.902   6,494
AST American Century International Growth II
 Subaccount............................................      37   14.642     537
AST T. Rowe Price Asset Allocation Subaccount..........      28   19.648     550
AST Janus Small-Cap Growth Subaccount..................      39   22.394     864
AST INVESCO Equity Income Subaccount...................      40   22.033     876
AST PIMCO Total Return Bond Subaccount.................      11   14.194     153
AST PIMCO Limited Maturity Bond Subaccount.............       4   13.251      48
AST Neuberger Berman Mid-Cap Growth Subaccount.........      70   27.137   1,893

Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Subaccount..................       6   28.645     169
Fidelity VIP High Income Subaccount....................       1    9.450      13

Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Contrafund Subaccount..................      55   27.718   1,518
Fidelity VIP II Index 500 Subaccount...................       8  150.907   1,271

Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Growth Opportunities Subaccount.......      27   19.340     523

Scudder Variable Life Investment Fund:
Scudder VLIF International Subaccount (Class B Shares).      11   17.111     188
Scudder VLIF Growth and Income Subaccount (Class B
 Shares)...............................................       7   11.440      76
                                                         ------ -------- -------
  Total Power V Policy Owners' Equity..................                  $20,992
                                                         ====== ======== =======

                KEMPER SELECT POLICIES
Kemper Variable Series:
Kemper Money Market Subaccount.........................     154 $  1.861 $   287
Kemper Total Return Subaccount.........................     889    3.118   2,773
Kemper High Yield Subaccount...........................     193    2.253     434
Kemper Growth Subaccount...............................     428    4.171   1,785
Kemper Government Securities Subaccount................   2,130    2.343   4,990
                                                         ------ -------- -------
  Total Kemper Select Policy Owners' Equity............                  $10,269
                                                         ====== ======== =======

KILICO Variable Separate Account

(5) Policy Owners' Equity (continued)

        FARMERS VARIABLE UNIVERSAL LIFE I POLICIES
Kemper Variable Series:
Kemper High Yield Subaccount...............................    7 $ 1.123 $     8
Kemper Government Securities Subaccount....................   19   1.328      26
Kemper Small Cap Growth Subaccount.........................   11   2.332      25

Scudder Variable Life Investment Fund:
Scudder VLIF International Subaccount (Class A Shares).....    2  17.332      30
Scudder VLIF Growth and Income Subaccount (Class A Shares).   13  11.397     149
                                                             --- ------- -------
  Total Farmers Variable Universal Life I Policy Owners'
   Equity..................................................              $   238
                                                             === ======= =======

             KEMPER DESTINATIONS LIFE POLICIES
Kemper Variable Series:
Kemper Money Market Subaccount.............................   68 $10.612 $   717
Kemper Total Return Subaccount.............................    4  10.849      45
Kemper High Yield Subaccount...............................    1   9.237      10
Kemper Growth Subaccount...................................   13  10.451     133
Kemper Government Securities Subaccount....................   --  11.033      --
Kemper Small Cap Growth....................................    5  12.270      57

Scudder Variable Life Investment Fund:
Scudder VLIF International Subaccount (Class A Shares).....   11  10.118     108
Scudder VLIF Growth and Income Subaccount (Class A Shares).    8  10.593      81
                                                             --- ------- -------
  Total Kemper Destinations Life Policy Owners' Equity.....              $ 1,151
                                                                         =======

            ZURICH KEMPER LIFEINVESTOR POLICIES
Kemper Variable Series:
Kemper Money Market Subaccount.............................  501 $ 1.048 $   525
Kemper Total Return Subaccount.............................    1   2.792       1
Kemper Government Securities Subaccount....................    0   1.276       0
Kemper Small Cap Growth Subaccount.........................   27   2.357      63

Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Subaccount......................    0  25.986       5
Fidelity VIP High Income Subaccount........................    0   8.137       3

Scudder Variable Life Investment Fund:
Scudder VLIF International Subaccount (Class A Shares).....    0  15.841       3
Scudder VLIF Growth and Income Subaccount (Class A Shares).    0  10.673       3
                                                             --- ------- -------
  Total Zurich Kemper Lifeinvestor Policy Owners' Equity...              $   603
                                                                         =======
Other Subaccounts..........................................              $ 3,905
                                                                         =======
  Total Variable Separate Account..........................              $37,158
                                                                         =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 23, 2001

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (in thousands, except share data)

                                                       December     December
                                                       31, 2000     31, 1999
                                                      -----------  -----------
Assets
  Fixed maturities, available for sale, at fair value
   (amortized cost:
   December 31, 2000, $3,189,719; December 31, 1999,
   $3,397,188)....................................... $ 3,157,169  $ 3,276,017
  Equity securities (cost: December 31, 2000,
   $65,473;
   December 31, 1999, $65,235).......................      63,879       61,592
  Short-term investments.............................      15,900       42,391
  Joint venture mortgage loans.......................      67,473       67,242
  Third-party mortgage loans.........................      63,476       63,875
  Other real estate-related investments..............       9,468       20,506
  Policy loans.......................................     256,226      261,788
  Other invested assets..............................      21,792       25,621
                                                      -----------  -----------
    Total investments................................   3,655,383    3,819,032
  Cash...............................................      34,101       12,015
  Accrued investment income..........................     134,585      127,219
  Goodwill...........................................     191,163      203,907
  Value of business acquired.........................      95,621      119,160
  Other intangible assets............................       4,531          --
  Deferred insurance acquisition costs...............     240,801      159,667
  Deferred income taxes..............................     120,781       93,502
  Reinsurance recoverable............................     310,183      309,696
  Receivable on sales of securities..................       8,286        3,500
  Other assets and receivables.......................      31,569       29,950
  Assets held in separate accounts...................  11,179,639    9,778,068
                                                      -----------  -----------
    Total assets..................................... $16,006,643  $14,655,716
                                                      ===========  ===========
Liabilities
  Future policy benefits............................. $ 3,588,140  $ 3,718,833
  Other policyholder benefits and funds payable......     399,585      457,328
  Other accounts payable and liabilities.............     109,152       71,482
  Liabilities related to separate accounts...........  11,179,639    9,778,068
                                                      -----------  -----------
    Total liabilities................................  15,276,516   14,025,711
                                                      -----------  -----------
Commitments and contingent liabilities
Stockholder's equity
  Capital stock--$10 par value, authorized 300,000
   shares; outstanding 250,000 shares................       2,500        2,500
  Additional paid-in capital.........................     804,347      804,347
  Accumulated other comprehensive loss...............     (32,718)    (120,819)
  Retained deficit...................................     (44,002)     (56,023)
                                                      -----------  -----------
    Total stockholder's equity.......................     730,127      630,005
                                                      -----------  -----------
    Total liabilities and stockholder's equity....... $16,006,643  $14,655,716
                                                      ===========  ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                 (in thousands)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
Revenue
  Net investment income.......................... $257,470  $264,640  $273,512
  Realized investment gains (losses).............   (8,277)   (9,549)   51,868
  Premium income.................................    8,394    21,990    22,346
  Separate account fees and charges..............   68,293    74,715    61,982
  Other income...................................   35,030    11,623    10,031
                                                  --------  --------  --------
    Total revenue................................  360,910   363,419   419,739
                                                  --------  --------  --------
Benefit and Expenses
  Interest credited to policyholders.............  152,289   162,243   176,906
  Claims incurred and other policyholder
   benefits......................................   13,718    18,185    28,029
  Taxes, licenses and fees.......................   17,861    30,234    30,292
  Commissions....................................  114,162    67,555    39,046
  Operating expenses.............................   61,671    45,989    44,575
  Deferral of insurance acquisition costs........ (104,608)  (69,814)  (46,565)
  Amortization of insurance acquisition costs....   23,231     5,524    12,082
  Amortization of value of business acquired.....   19,926    12,955    17,677
  Amortization of goodwill.......................   12,744    12,744    12,744
  Amortization of other intangible assets........      368       --        --
                                                  --------  --------  --------
    Total benefits and expenses..................  311,362   285,615   314,786
                                                  --------  --------  --------
  Income before income tax expense...............   49,548    77,804   104,953
  Income tax expense.............................    1,247    32,864    39,804
                                                  --------  --------  --------
    Net income................................... $ 48,301  $ 44,940  $ 65,149
                                                  ========  ========  ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  ---------  -------
Net income.......................................  $ 48,301  $  44,940  $65,149
                                                   --------  ---------  -------
Other comprehensive income (loss), before tax:
  Unrealized holding gains (losses) on
   investments arising during period:
  Unrealized holding gains (losses) on
   investments...................................    61,487   (180,267)  25,372
  Adjustment to value of business acquired.......    (3,400)    12,811   (9,332)
  Adjustment to deferred insurance acquisition
   costs.........................................      (230)     5,726   (2,862)
                                                   --------  ---------  -------
    Total unrealized holding gains (losses) on
     investments arising during period...........    57,857   (161,730)  13,178
                                                   --------  ---------  -------
Less reclassification adjustments for items
 included in net income:
  Adjustment for (gains) losses included in
   realized investment gains (losses)............   (24,583)    16,651    6,794
  Adjustment for amortization of premium on fixed
   maturities included in net investment income..    (4,538)   (10,533) (17,064)
  Adjustment for (gains) losses included in
   amortization of value of business acquired....       214       (454)  (7,378)
  Adjustment for (gains) losses included in
   amortization of insurance acquisition costs...        13      1,892     (463)
                                                   --------  ---------  -------
      Total reclassification adjustments for
       items included in net income..............   (28,894)     7,556  (18,111)
                                                   --------  ---------  -------
Other comprehensive income (loss), before related
 income tax expense (benefit)....................    86,751   (169,286)  31,289
Related income tax expense (benefit).............    (1,350)   (15,492)  10,952
                                                   --------  ---------  -------
      Other comprehensive income (loss), net of
       tax.......................................    88,101   (153,794)  20,337
                                                   --------  ---------  -------
      Comprehensive income (loss)................  $136,402  $(108,854) $85,486
                                                   ========  =========  =======

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (in thousands)

                                                   Year Ended December 31,
                                                 ------------------------------
                                                   2000       1999       1998
                                                 ---------  ---------  --------
Capital stock, beginning and end of period.....  $   2,500  $   2,500  $  2,500
                                                 ---------  ---------  --------
Additional paid-in capital, beginning of
 period........................................    804,347    804,347   806,538
Capital contributions from parent..............        --         --      4,261
Adjustment to prior period capital contribution
 from parent...................................        --         --     (6,452)
                                                 ---------  ---------  --------
  End of period................................    804,347    804,347   804,347
                                                 ---------  ---------  --------
Accumulated other comprehensive income (loss),
 beginning of period...........................   (120,819)    32,975    12,637
Other comprehensive income (loss), net of tax..     88,101   (153,794)   20,338
                                                 ---------  ---------  --------
  End of period................................    (32,718)  (120,819)   32,975
                                                 ---------  ---------  --------
Retained earnings (deficit), beginning of
 period........................................    (56,023)    14,037    43,888
Net income.....................................     48,301     44,940    65,149
Dividends to parent............................    (36,280)  (115,000)  (95,000)
                                                 ---------  ---------  --------
  End of period................................    (44,002)   (56,023)   14,037
                                                 ---------  ---------  --------
    Total stockholder's equity.................  $ 730,127  $ 630,005  $853,859
                                                 =========  =========  ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (in thousands)

                                                Year Ended December 31,
                                           -----------------------------------
                                             2000        1999         1998
                                           ---------  -----------  -----------
Cash flows from operating activities
  Net income.............................. $  48,301  $    44,940  $    65,149
  Reconcilement of net income to net cash
   provided:
    Realized investment (gains) losses....     8,277        9,549      (51,868)
    Net change in trading account
     securities...........................       --       (51,239)      (6,727)
    Interest credited and other charges...   142,344      158,557      173,958
    Deferred insurance acquisition costs,
     net..................................   (81,377)     (64,290)     (34,483)
    Amortization of value of business
     acquired.............................    19,926       12,955       17,677
    Amortization of goodwill..............    12,744       12,744       12,744
    Amortization of discount and premium
     on investments.......................     4,538       11,157       17,353
    Amortization of other intangible
     assets...............................       368          --           --
    Deferred income taxes.................   (25,930)     (42,952)     (12,469)
    Net change in current federal income
     taxes................................   (18,593)     (10,594)     (73,162)
    Benefits and premium taxes due related
     to separate account bank-owned life
     insurance............................   (61,476)     149,477      123,884
    Other, net............................    42,377      (11,901)     (41,477)
                                           ---------  -----------  -----------
      Net cash flow from operating
       activities.........................    91,499      218,403      190,579
                                           ---------  -----------  -----------
Cash flows from investing activities
  Cash from investments sold or matured:
    Fixed maturities held to maturity.....   170,465      335,735      491,699
    Fixed maturities sold prior to
     maturity.............................   589,933    1,269,290      882,596
    Equity securities.....................     1,271       11,379      107,598
    Mortgage loans, policy loans and other
     invested assets......................    73,177       75,389      180,316
  Cost of investments purchased or loans
   originated:
    Fixed maturities......................  (569,652)  (1,455,496)  (1,319,119)
    Equity securities.....................    (1,264)      (8,703)     (83,303)
    Mortgage loans, policy loans and other
     invested assets......................   (47,109)     (43,665)     (66,331)
    Investment in subsidiaries............    (4,899)         --           --
  Short-term investments, net.............    26,491       15,943      177,723
  Net change in receivable and payable for
   securities transactions................    (4,786)         --          (677)
  Net change in other assets..............    (5,141)      (2,725)         --
                                           ---------  -----------  -----------
      Net cash from investing activities..   228,486      197,147      370,502
                                           ---------  -----------  -----------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..............................   608,363      383,874      180,124
    Withdrawals...........................  (881,888)    (694,848)    (649,400)
  Capital contributions from parent.......       --           --         4,261
  Dividends to parent.....................   (36,280)    (115,000)     (95,000)
  Other...................................    11,906        8,953      (11,448)
                                           ---------  -----------  -----------
      Net cash used in financing
       activities.........................  (297,899)    (417,021)    (571,463)
                                           ---------  -----------  -----------
      Net increase (decrease) in cash.....    22,086       (1,471)     (10,382)
Cash, beginning of period.................    12,015       13,486       23,868
                                           ---------  -----------  -----------
Cash, end of period....................... $  34,101  $    12,015  $    13,486
                                           =========  ===========  ===========

See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

   Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 1998 consolidated financial statements in order for them to conform to the 2000 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2000, 1999 and 1998, have been prepared in conformity with accounting principles generally accepted in the United States of America.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Goodwill and other intangibles

   The Company reviews goodwill and other intangibles ("intangible assets") to determine if events or changes in circumstances may have affected the recoverability of the outstanding intangible assets as of each reporting period. In the event that the Company determines that the intangible assets are not recoverable, it would amortize such amounts as additional amortization expense in the accompanying financial statements. As of December 31, 2000, the Company believes that no such adjustment is necessary.

   The difference between Zurich's cost of acquiring the Company and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets of $4.9 million, recorded in 2000 in connection with the purchase of PMG, are being amortized on a straight-line basis over a ten-year period.

Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2005 are as follows:

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies (continued)

                                                              Projected
                                                              Accretion
                                       Beginning                 of      Ending
                                        Balance  Amortization Interest  Balance
      (in thousands)                   --------- ------------ --------- --------
      Year Ended December 31,
      1998 (actual)................... $143,744    $(26,807)   $9,129   $126,066
      1999 (actual)...................  126,066     (20,891)    7,936    113,111
      2000 (actual)...................  113,111     (26,805)    6,879     93,185
      2001............................   93,185     (18,664)    5,733     80,254
      2002............................   80,254     (16,249)    4,955     68,960
      2003............................   68,960     (15,765)    4,178     57,373
      2004............................   57,373     (14,646)    3,433     46,160
      2005............................   46,160     (12,868)    2,753     36,045

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $2.4 million and $6.0 million as of December 31, 2000 and 1999, respectively. Accumulated other comprehensive income increased by approximately $1.6 million and $3.9 million as of December 31, 2000 and 1999, respectively, due to this adjustment.

Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements for these certain blocks of fixed-rate annuities. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies (continued)

Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 7.3 percent to 6.0 percent over 20 years.

Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2000 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested assets and related income

   Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefited.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies (continued)

Derivative instruments

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. The Company has adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000. Up until the fourth quarter of 2000, the Company held no derivative investments.

   In the fourth quarter of 2000, the Company entered into an interest rate swap with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty, to alter interest rate exposures arising from mismatches between assets and liabilities. Under the interest rate swap, an agreement was reached with another party to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash was exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by the counterparty at each due date.

   Exposure exists to credit-related losses in the event of nonperformance by the counterparty to the financial instrument, but the Company does not expect the counterparty to fail to meet its obligations given their high credit ratings. The credit exposure of the interest rate swap is represented by the fair value (market value) of the contract. At December 31, 2000, an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $271,409.

Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

   The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $43.9 million, $83.8 million and $126.0 million directly to the United States Treasury Department during 2000, 1999 and 1998, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                 Estimated
                                                                Unrealized
                                        Carrying  Amortized  -----------------
                                         Value       Cost     Gains   Losses
(in thousands)                         ---------- ---------- ------- ---------
December 31, 2000
  U.S. treasury securities and
   obligations of U.S. government
   agencies and authorities........... $   11,823 $   11,777 $    69 $     (24)
  Obligations of states and political
   subdivisions, special revenue and
   nonguaranteed......................     24,022     24,207     --       (186)
  Debt securities issued by foreign
   governments........................     21,811     21,893      90      (171)
  Corporate securities................  2,060,678  2,093,916  12,634   (45,871)
  Mortgage and asset-backed
   securities.........................  1,038,835  1,037,926   7,495    (6,586)
                                       ---------- ---------- ------- ---------
    Total fixed maturities............ $3,157,169 $3,189,719 $20,288 $ (52,838)
                                       ========== ========== ======= =========
December 31, 1999
  U.S. treasury securities and
   obligations of U.S. government
   agencies and authorities........... $    6,516 $    6,631 $   --  $    (115)
  Obligations of states and political
   subdivisions, special revenue and
   nonguaranteed......................     21,656     22,107     --       (451)
  Debt securities issued by foreign
   governments........................     23,890     24,749     380    (1,239)
  Corporate securities................  2,063,054  2,147,606   2,750   (87,302)
  Mortgage and asset-backed
   securities.........................  1,160,901  1,196,095     450   (35,644)
                                       ---------- ---------- ------- ---------
    Total fixed maturities............ $3,276,017 $3,397,188 $ 3,580 $(124,751)
                                       ========== ========== ======= =========

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2000, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                           Carrying  Amortized
                                                            Value       Cost
(in thousands)                                            ---------- ----------
One year or less......................................... $   83,099 $   86,709
Over one year through five years.........................    868,898    879,011
Over five years through ten years........................    881,703    891,370
Over ten years...........................................    284,634    294,703
Securities not due at a single maturity date, primarily
 mortgage and asset-backed securities(1).................  1,038,835  1,037,926
                                                          ---------- ----------
    Total fixed maturities............................... $3,157,169 $3,189,719
                                                          ========== ==========

---------
(1) Weighted average maturity of 4.4 years.

   Proceeds from sales of investments in fixed maturities prior to maturity were $589.9 million, $1,269.3 million and $882.6 million during 2000, 1999 and 1998, respectively. Gross gains of $8.6 million, $7.9 million and $10.1 million and gross losses, including write-downs of fixed maturities for other-than-temporary declines in value, of $20.8 million, $17.7 million and $8.0 million were realized on sales in 2000, 1999 and 1998, respectively. Pre-tax write-downs due to other-than-temporary declines in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate, which exceeded 10 percent of the Company's stockholder's equity at December 31, 2000. Excluding

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) Invested Assets and Related Income (continued)

agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2000.

   At December 31, 2000, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

   Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $140.4 million real estate portfolio at December 31, 2000 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2000 and 1999, total impaired real estate-related loans were as follows:

                                                       December 31, December 31,
                                                           2000         1999
      (in millions)                                    ------------ ------------
      Impaired loans without reserves--gross.........     $ 62.6       $ 74.9
      Impaired loans with reserves--gross............       23.7         23.4
                                                          ------       ------
          Total gross impaired loans.................       86.3         98.3
      Reserves related to impaired loans.............      (18.5)       (18.5)
      Write-downs related to impaired loans..........       (3.5)        (3.5)
                                                          ------       ------
          Net impaired loans.........................     $ 64.3       $ 76.3
                                                          ======       ======

   Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $90.2 million and $100.0 million in impaired loans for 2000 and 1999, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

   At December 31, 2000 and 1999, loans on nonaccrual status, before reserves and write-downs, amounted to $86.3 million and $98.3 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) Invested Assets and Related Income (continued)

Net Investment Income

   The sources of net investment income were as follows:

                                                    2000      1999      1998
      (in thousands)                              --------  --------  --------
      Interest on fixed maturities............... $223,964  $231,176  $232,707
      Dividends on equity securities.............    4,573     4,618     2,143
      Income from short-term investments.........    3,433     3,568     5,391
      Income from mortgage loans.................    6,091     6,296    14,964
      Income from policy loans...................   20,088    20,131    21,096
      Income from other real estate-related
       investments...............................       99       155       352
      Income from other loans and investments....    2,455     2,033     2,223
                                                  --------  --------  --------
          Total investment income................ $260,703  $267,977  $278,876
      Investment expense.........................   (3,233)   (3,337)   (5,364)
                                                  --------  --------  --------
          Net investment income.................. $257,470  $264,640  $273,512
                                                  ========  ========  ========

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                                      2000     1999     1998
      (in thousands)                                 -------  -------  -------
      Real estate-related........................... $ 1,711  $ 4,201  $41,362
      Fixed maturities.............................. (12,185)  (9,755)   2,158
      Trading account securities--gross gains.......     --       491    3,254
      Trading account securities--gross losses......     --    (7,794)    (417)
      Trading account securities--holding losses....     --       --      (151)
      Equity securities.............................     245    1,039    5,496
      Other.........................................   1,952    2,269      166
                                                     -------  -------  -------
          Realized investment gains (losses) before
           income tax expense (benefit)............. $(8,277) $(9,549) $51,868
      Income tax expense (benefit)..................  (2,897)  (3,342)  18,154
                                                     -------  -------  -------
          Net realized investment gains (losses).... $(5,380) $(6,207) $33,714
                                                     =======  =======  =======

   Unrealized gains (losses) are computed below as follows: fixed maturities-- the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
      (in thousands)                     ------------ ------------ ------------
      Fixed maturities..................   $89,421     $(182,456)    $36,717
      Equity and other securities.......     1,187        (3,929)     (1,075)
      Adjustment to deferred insurance
       acquisition costs................      (243)        3,834      (2,399)
      Adjustment to value of business
       acquired.........................    (3,614)       13,265      (1,954)
                                           -------     ---------     -------
        Unrealized gain (loss) before
         income tax expense (benefit)...    86,751      (169,286)     31,289
      Income tax expense (benefit)......    (1,350)      (15,492)     10,952
                                           -------     ---------     -------
          Net unrealized gain (loss) on
           investments..................   $88,101     $(153,794)    $20,337
                                           =======     =========     =======

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(4) Unconsolidated Investees

   At December 31, 2000 and 1999 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

   As of December 31, 2000 and 1999, the Company's net equity investment in unconsolidated investees amounted to $1.0 million and $0.9 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $99 thousand, $155 thousand and $241 thousand in 2000, 1999 and 1998, respectively.

(5) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

   Approximately 18.9 percent of the Company's investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from
20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

   Approximately 15.1 percent and 16.8 percent of the Company's investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: California (40.4%), Washington (11.9%), Colorado (10.8%) and Illinois (8.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: land (39.6%), hotels (39.5%) and office (9.9%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

   Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(5) Concentration of Credit Risk (continued)

   At December 31, 2000, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $63.5 million, or 45.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 2000, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

   At December 31, 2000, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.7 million, or 39.7 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2000. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 2000, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.

   The remaining significant real estate-related investments amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 2000, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2000, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2000.

(6) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
      (in thousands)                               --------  --------  --------
      Current..................................... $ 28,274  $ 75,816  $ 52,273
      Deferred....................................  (27,027)  (42,952)  (12,469)
                                                   --------  --------  --------
          Total................................... $  1,247  $ 32,864  $ 39,804
                                                   ========  ========  ========

   Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended December 31, 2000, 1999 and 1998:

                                                      2000      1999     1998
      (in thousands)                                 -------  --------  -------
      Unrealized gains and losses on investments.... $   --   $(21,477) $12,476
      Value of business acquired....................  (1,265)    4,643     (684)
      Deferred insurance acquisition costs..........     (85)    1,342     (840)
                                                     -------  --------  -------
          Total..................................... $(1,350) $(15,492) $10,952
                                                     =======  ========  =======

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The actual income tax expense for 2000, 1999 and 1998 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2000, 1999, and 1998 to income before income tax expense.

                                                     2000     1999     1998
      (in thousands)                                -------  -------  -------
      Computed expected tax expense................ $17,342  $27,232  $36,734
      Difference between "expected" and actual tax
       expense:
        State taxes................................     737    1,608     (434)
        Amortization of goodwill and other
         intangibles...............................   4,589    4,460    4,460
        Dividend received deduction................  (1,191)     --      (540)
        Foreign tax credit.........................    (214)    (306)    (250)
        Change in valuation allowance.............. (15,201)     --       --
        Recapture of affiliated reinsurance........  (4,599)     --       --
        Other, net.................................    (216)    (130)    (166)
                                                    -------  -------  -------
          Total actual tax expense................. $ 1,247  $32,864  $39,804
                                                    =======  =======  =======

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned "Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2000 is related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995, as well as a change in the amount of unrealized losses on investments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6) Incomes Taxes (continued)

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
(in thousands)                           ------------ ------------ ------------
Deferred federal tax assets:
  Deferred insurance acquisition costs
   ("DAC Tax")..........................   $131,591     $121,723     $86,332
  Unrealized losses on investments......     12,045       43,758         --
  Life policy reserves..................     67,260       43,931      27,240
  Unearned revenue......................     58,200       59,349      42,598
  Real estate-related...................      6,515        7,103      13,944
  Other investment-related..............      5,330          928       5,770
  Other.................................      4,329        3,133       4,923
                                           --------     --------     -------
    Total deferred federal tax assets...    285,270      279,925     180,807
  Valuation allowance...................    (12,045)     (58,959)    (15,201)
                                           --------     --------     -------
    Total deferred federal tax assets
     after valuation allowance..........    273,225      220,966     165,606
                                           --------     --------     -------
Deferred federal tax liabilities:
  Value of business acquired............     33,467       55,884      41,598
  Deferred insurance acquisition costs..     84,280       41,706      32,040
  Depreciation and amortization.........     21,799       19,957      19,111
  Other investment-related..............      7,973        7,670      14,337
  Unrealized gains on investments.......        --           --       21,477
  Other.................................      4,925        2,247       1,984
                                           --------     --------     -------
    Total deferred federal tax
     liabilities........................    152,444      127,464     130,547
                                           --------     --------     -------
Net deferred federal tax assets.........   $120,781     $ 93,502     $35,059
                                           ========     ========     =======

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) Related-Party Transactions

   The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company received capital contributions from Kemper of $4.3 million during 1998.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2000 and 1999, joint venture mortgage loans totaled $67.5 million and $67.2 million, respectively, and during 2000, 1999 and 1998, the Company earned interest income on these joint venture loans of $0.8 million, $0.6 million and $6.8 million, respectively.

   All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. Expenses are allocated to the Company for the utilization of FKLA employees and facilities and the investment management services of Zurich Scudder Investments, Inc. ("ZSI"), (formerly Scudder Kemper Investments, Inc.), an affiliated company. The Company paid to ZSI investment management fees of $1.6 million, $1.8 million and $3.1 million during 2000, 1999 and 1998, respectively. In addition,

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) Related-Party Transactions (continued)

expenses allocated to the Company from FKLA during 2000, 1999 and 1998 amounted to $23.3 million, $18.3 million and $15.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.6 million, $1.0 million and $1.5 million in 2000, 1999 and 1998, respectively, related to the management of the Company's real estate portfolio.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. The Company owns 100% of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturities and cash to fund the operations of its newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate.

   As previously discussed, the Company entered into an interest rate swap in 2000 with ZCM, an affiliated counterparty. (See the note captioned "Summary of Significant Accounting Policies--Derivative instruments" above.)

(8) Reinsurance

   As of December 31, 2000 and 1999, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate, Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, amounted to $262.1 million and $309.7 million, respectively.

   The Company cedes 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.0 million and $595 thousand as of December 31, 2000 and 1999, respectively.

   The Company is party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit. As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(8) Reinsurance (continued)

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
      (in millions)
      Face amount in force....................... $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
      Net amount at risk ceded................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
      Cost of insurance charges ceded............ $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
      Funds withheld account..................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

(9) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

   The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.3 million and $1.2 million at December 31, 2000 and 1999, respectively.

   The discount rate used in determining the allocated postretirement benefit obligation was 7.5 percent and 8.0 percent for 2000 and 1999, respectively. The assumed health care trend rate used was based on projected experience for 2000, 6.8 percent for 2001, gradually declining to 5.3 percent by the year 2005 and gradually declining thereafter.

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2000 and 1999 by $78 thousand and $190 thousand, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(10) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2000, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

     Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) Fair Value of Financial Instruments (continued)

  obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZSI.

     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

     Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

     Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $18.6 million and $19.9 million in 2000 and 1999, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2000 and 1999.

     Other loans and investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

     Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                      December 31, 2000     December 31, 1999
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as
 assets:
  Fixed maturities................. $3,157,169 $3,157,169 $3,276,017 $3,276,017
  Cash and short-term investments..     50,001     50,001     54,406     54,406
  Mortgage loans and other real
   estate- related assets..........    140,417    140,417    151,623    151,623
  Policy loans.....................    256,226    256,226    261,788    261,788
  Equity securities................     63,879     63,879     61,592     61,592
  Other invested assets............     21,792     20,109     25,620     26,226
Financial instruments recorded as
 liabilities:
  Life policy benefits, excluding
   term life reserves..............  3,273,573  3,206,501  3,399,299  3,299,254
  Funds withheld account...........    228,822    228,822    263,428    263,428

(13) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2001 is $20.0 million. The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) Stockholder's Equity--Retained Earnings (continued)

   The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                       2000     1999     1998
                                                     -------- -------- --------
   (in thousands)
   Net income....................................... $ 19,975 $ 59,116 $ 64,871
                                                     ======== ======== ========
   Statutory capital and surplus.................... $397,423 $394,966 $455,213
                                                     ======== ======== ========

   In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. The Company's statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

(14) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

   (in thousands)

   Quarter Ended            March 31  June 30   September 30 December 31   Year
   -------------            --------  --------  ------------ ----------- --------
   2000 Operating Summary
     Revenue............... $87,648   $103,446    $94,249     $ 75,567   $360,910
                            =======   ========    =======     ========   ========
     Net operating income,
      excluding realized
      gains (losses)....... $12,031   $  9,953    $ 8,710     $ 22,987   $ 53,681
     Net realized
      investment gains
      (losses).............  (1,378)      (105)       948       (4,845)    (5,380)
                            -------   --------    -------     --------   --------
       Net income.......... $10,653   $  9,848    $ 9,658     $ 18,142   $ 48,301
                            =======   ========    =======     ========   ========
   1999 Operating Summary
     Revenue............... $95,646   $ 86,164    $78,301     $103,308   $363,419
                            =======   ========    =======     ========   ========
     Net operating income,
      excluding realized
      gains (losses)....... $11,222   $ 14,385    $11,568     $ 13,972   $ 51,147
     Net realized
      investment gains
      (losses).............    (627)    (1,286)    (5,098)         804     (6,207)
                            -------   --------    -------     --------   --------
       Net income.......... $10,595   $ 13,099    $ 6,470     $ 14,776   $ 44,940
                            =======   ========    =======     ========   ========
   1998 Operating Summary
     Revenue............... $98,026   $110,003    $98,752     $112,958   $419,739
                            =======   ========    =======     ========   ========
     Net operating income,
      excluding realized
      gains................ $ 8,025   $  5,700    $ 7,169     $ 10,541   $ 31,435
     Net realized
      investment gains.....   1,205     10,187      5,818       16,504     33,714
                            -------   --------    -------     --------   --------
       Net income.......... $ 9,230   $ 15,887    $12,987     $ 27,045   $ 65,149
                            =======   ========    =======     ========   ========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information

   In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), Disclosures about Segments of an Enterprise and Related Information. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows.

   The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and FLA, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

   Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 2000, 1999 and 1998, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

   The principal products and markets of Zurich Kemper Life's SBUs are as follows:

   Life Brokerage: The Life Brokerage SBU develops low cost term, universal life insurance and variable universal life, as well as fixed annuities, to market through independent agencies and national marketing organizations.

   Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

   RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

   Direct: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

Summarized financial information for Zurich Kemper Life's SBU's is as follows:

As of and for the period ending December 31, 2000:

(in thousands)
                            Life
                         Brokerage   Financial      RSG      Direct      Total
Income Statement         ----------  ----------  ----------  -------  -----------
Revenue
  Premium income........ $   96,744  $      464  $      --   $12,946  $   110,154
  Net investment income.    124,518     198,322      93,299    2,458      418,597
  Realized investment
   losses...............     (4,480)     (4,130)     (3,356)     (88)     (12,054)
  Fees and other income.     61,976      38,869      60,210   43,916      204,971
                         ----------  ----------  ----------  -------  -----------
    Total revenue.......    278,758     233,525     150,153   59,232      721,668
                         ----------  ----------  ----------  -------  -----------
Benefits and Expenses
  Policyholder benefits.    118,556     131,552      63,318    1,650      315,076
  Intangible asset
   amortization.........     55,186      12,782      20,860      --        88,828
  Net deferral of
   insurance acquisition
   costs................    (35,392)    (67,048)    (11,416) (43,259)    (157,115)
  Commissions and taxes,
   licenses and fees....      8,260      84,232      44,431   11,264      148,187
  Operating expenses....     48,166      32,182      29,463   94,635      204,446
                         ----------  ----------  ----------  -------  -----------
    Total benefits and
     expenses...........    194,776     193,700     146,656   64,290      599,422
                         ----------  ----------  ----------  -------  -----------
Income (loss) before
 income tax expense
 (benefit)..............     83,982      39,825       3,497   (5,058)     122,246
Income tax expense
 (benefit)..............     32,873       7,982      (3,914)  (1,762)      35,179
                         ----------  ----------  ----------  -------  -----------
    Net income (loss)... $   51,109  $   31,843  $    7,411  $(3,296) $    87,067
                         ==========  ==========  ==========  =======  ===========
Balance Sheet
  Future policy
   benefits............. $1,954,307  $2,956,326  $1,365,963  $75,065  $ 6,351,661
                         ==========  ==========  ==========  =======  ===========
  Liabilities related to
   separate accounts.... $   23,410  $8,646,454  $2,509,775  $   --   $11,179,639
                         ==========  ==========  ==========  =======  ===========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $721,668 $87,067  $6,351,661 $11,179,639
               -------- -------  ---------- -----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  268,198  43,922   2,427,185         --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   48,650   7,212     336,336         --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   43,910 (12,368)        --          --
               -------- -------  ---------- -----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$360,910.$48,301  $3,588,140 $11,179,639
               ======== =======  ========== ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1999:

(in thousands)
                             Life
                          Brokerage   Financial      RSG      Direct     Total
Income Statement          ----------  ----------  ----------  -------  ----------
Revenue
  Premium income........  $  145,533  $      410  $      --   $ 8,038  $  153,981
  Net investment income.     137,106     175,590     101,202    1,297     415,195
  Realized investment
   gains (losses).......         976      (6,980)        (98)     --       (6,102)
  Fees and other income.      70,477      48,873      35,742   44,528     199,620
                          ----------  ----------  ----------  -------  ----------
    Total revenue.......     354,092     217,893     136,846   53,863     762,694
                          ----------  ----------  ----------  -------  ----------
Benefits and Expenses
  Policyholder benefits.     200,161     112,869      68,801    3,529     385,360
  Intangible asset
   amortization.........      54,957      12,053      13,989      --       80,999
  Net deferral of
   insurance acquisition
   costs................     (37,433)    (43,664)    (20,624) (41,412)   (143,133)
  Commissions and taxes,
   licenses and fees....      21,881      66,702      26,700   17,411     132,694
  Operating expenses....      56,179      25,101      23,611   71,194     176,085
                          ----------  ----------  ----------  -------  ----------
    Total benefits and
     expenses...........     295,745     173,061     112,477   50,722     632,005
                          ----------  ----------  ----------  -------  ----------
Income before income tax
 expense................      58,347      44,832      24,369    3,141     130,689
Income tax expense......      25,707      19,235      10,966    1,114      57,022
                          ----------  ----------  ----------  -------  ----------
    Net income..........  $   32,640  $   25,597  $   13,403  $ 2,027  $   73,667
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
  Future policy
   benefits.............  $2,099,940  $2,620,132  $1,577,944  $34,957  $6,332,973
                          ==========  ==========  ==========  =======  ==========
  Liabilities related to
   separate accounts....  $   20,552  $6,916,807  $2,840,709  $   --   $9,778,068
                          ==========  ==========  ==========  =======  ==========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $762,694 $73,667  $6,332,973 $9,778,068
               -------- -------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  305,334  24,801   2,299,783        --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   49,460   8,528     314,357        --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   44,481  (4,602)        --         --
               -------- -------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$363,419.$44,940  $3,718,833 $9,778,068
               ======== =======  ========== ==========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1998:

(in thousands)
                             Life
                          Brokerage   Financial      RSG      Direct     Total
Income Statement          ----------  ----------  ----------  -------  ----------
Revenue
  Premium income........  $  160,067  $       56  $      --   $ 5,583  $  165,706
  Net investment income.     141,171     180,721     100,695      271     422,858
  Realized investment
   gains................      20,335      33,691      15,659       30      69,715
  Fees and other income.      80,831      40,421      31,074   23,581     175,907
                          ----------  ----------  ----------  -------  ----------
    Total revenue.......     402,404     254,889     147,428   29,465     834,186
                          ==========  ==========  ==========  =======  ==========
Benefits and Expenses
  Policyholder benefits.     243,793     117,742      73,844    2,110     437,489
  Intangible asset
   amortization.........      58,390      15,669      15,703      --       89,762
  Net deferral of
   insurance acquisition
   costs................     (55,569)     (9,444)    (22,964) (22,765)   (110,742)
  Commissions and taxes,
   licenses and fees....      29,539      43,919      22,227   11,707     107,392
  Operating expenses....      61,659      24,924      20,279   35,593     142,455
                          ----------  ----------  ----------  -------  ----------
    Total benefits and
     expenses...........     337,812     192,810     109,089   26,645     666,356
                          ==========  ==========  ==========  =======  ==========
Income before income tax
 expense................      64,592      62,079      38,339    2,820     167,830
Income tax expense......      26,774      24,340      14,794    1,001      66,909
                          ----------  ----------  ----------  -------  ----------
    Net income..........  $   37,818  $   37,739  $   23,545  $ 1,819  $  100,921
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
  Future policy
   benefits.............  $2,225,727  $2,372,144  $1,648,393  $15,069  $6,261,333
                          ==========  ==========  ==========  =======  ==========
  Liabilities related to
   separate accounts....  $    8,497  $4,867,189  $2,223,518  $   --   $7,099,204
                          ==========  ==========  ==========  =======  ==========

                                             Liabilities
                          Net       Future   Related to
                         Income     Policy    Separate
               Revenue   (Loss)    Benefits   Accounts
               -------- --------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $834,186 $100,921  $6,261,333 $7,099,204
               -------- --------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  336,841   35,953   2,037,683        --
  Revenue, net
   loss and
   selected
   liabilities
   of ZLICA...   54,058   (1,066)    317,259        --
  Revenue, net
   income and
   selected
   liabilities
   of Zurich
   Direct.....   23,548      885         --         --
               -------- --------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$419,739.$ 65,149  $3,906,391 $7,099,204
               ======== ========  ========== ==========

(16) Subsequent Event

   In February 2001, the Company sold to FKLA a $60.0 million group variable life insurance policy covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance, will permit FKLA to indirectly fund certain of its employee benefit obligations.

                                  APPENDIX A

                         ILLUSTRATIONS OF CASH VALUES,
                           CASH SURRENDER VALUES AND
                                DEATH BENEFITS

   The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

   The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. This charge is guaranteed not to exceed an effective annual rate of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.83%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 3.5% deduction against premiums, a monthly administrative charge of $5 and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.73%, 4.27% and 10.27%, on a current basis. On a guaranteed basis, these rates of return would be - 1.73%, 4.27% and 10.27%, respectively. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

   Values are shown for Policies which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

   The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

   Upon request, we will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-SMOKER $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:
                       VALUES--CURRENT COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical       12.00% Hypothetical
                       Gross Investment Return  Gross Investment Return   Gross Investment Return
                       ------------------------ ------------------------ -------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash  Surrender  Death   Cash   Surrender  Death
 Year   Interest at 5% Value    Value   Benefit Value    Value   Benefit  Value    Value   Benefit
------  -------------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1         1,050        724      18   100,000    775      68   100,000     826      119  100,000
   2         2,153      1,431     650   100,000  1,578     797   100,000   1,731      950  100,000
   3         3,310      2,116   1,259   100,000  2,405   1,549   100,000   2,720    1,863  100,000
   4         4,526      2,778   1,847   100,000  3,258   2,326   100,000   3,799    2,868  100,000
   5         5,802      3,419   2,412   100,000  4,136   3,130   100,000   4,980    3,973  100,000
   6         7,142      4,033   3,060   100,000  5,037   4,063   100,000   6,267    5,294  100,000
   7         8,549      4,621   3,695   100,000  5,961   5,035   100,000   7,672    6,747  100,000
   8        10,027      5,183   4,321   100,000  6,909   6,047   100,000   9,208    8,345  100,000
   9        11,578      5,720   4,936   100,000  7,884   7,100   100,000  10,889   10,105  100,000
  10        13,207      6,248   5,558   100,000  8,902   8,212   100,000  12,746   12,055  100,000
  11        14,917      6,769   6,186   100,000  9,967   9,384   100,000  14,800   14,218  100,000
  12        16,713      7,282   6,822   100,000 11,080  10,621   100,000  17,072   16,613  100,000
  13        18,599      7,788   7,466   100,000 12,244  11,923   100,000  19,584   19,263  100,000
  14        20,579      8,286   8,118   100,000 13,462  13,294   100,000  22,362   22,194  100,000
  15        22,657      8,777   8,777   100,000 14,735  14,735   100,000  25,434   25,434  100,000
  16        24,840      9,261   9,261   100,000 16,065  16,065   100,000  28,831   28,831  100,000
  17        27,132      9,738   9,738   100,000 17,457  17,457   100,000  32,587   32,587  100,000
  18        29,539     10,207  10,207   100,000 18,912  18,912   100,000  36,741   36,741  100,000
  19        32,066     10,671  10,671   100,000 20,434  20,434   100,000  41,335   41,335  100,000
  20        34,719     11,127  11,127   100,000 22,025  22,025   100,000  46,415   46,415  100,000
  25        50,113     11,077  11,077   100,000 29,003  29,003   100,000  79,852   79,852  107,001
  30        69,761      8,797   8,797   100,000 36,042  36,042   100,000 134,111  134,111  163,616
  35        94,836      2,506   2,506   100,000 42,304  42,304   100,000 220,552  220,552  255,840
  40       126,840          0       0         0 46,297  46,297   100,000 358,956  358,956  384,083
  45       167,685          0       0         0 44,406  44,406   100,000 582,976  582,976  612,124

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect current cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-SMOKER $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:
                      VALUES--GUARANTEED COST OF INSURANCE

                         0.00% Hypothetical       6.00% Hypothetical       12.00% Hypothetical
                       Gross Investment Return Gross Investment Return   Gross Investment Return
                       ----------------------- ------------------------ -------------------------
           Premium
Policy    Paid Plus    Cash  Surrender  Death   Cash  Surrender  Death   Cash   Surrender  Death
 Year   Interest at 5% Value   Value   Benefit Value    Value   Benefit  Value    Value   Benefit
------  -------------- ----- --------- ------- ------ --------- ------- ------- --------- -------
   1         1,050       723      17   100,000    774      67   100,000     825      118  100,000
   2         2,153     1,428     646   100,000  1,574     793   100,000   1,727      946  100,000
   3         3,310     2,110   1,253   100,000  2,399   1,542   100,000   2,713    1,856  100,000
   4         4,526     2,771   1,839   100,000  3,249   2,317   100,000   3,790    2,858  100,000
   5         5,802     3,408   2,401   100,000  4,123   3,117   100,000   4,966    3,959  100,000
   6         7,142     4,021   3,047   100,000  5,022   4,049   100,000   6,250    5,277  100,000
   7         8,549     4,608   3,683   100,000  5,945   5,019   100,000   7,652    6,727  100,000
   8        10,027     5,169   4,307   100,000  6,892   6,030   100,000   9,185    8,323  100,000
   9        11,578     5,703   4,919   100,000  7,862   7,078   100,000  10,860   10,076  100,000
  10        13,207     6,209   5,519   100,000  8,857   8,166   100,000  12,692   12,001  100,000
  11        14,917     6,686   6,103   100,000  9,875   9,292   100,000  14,697   14,114  100,000
  12        16,713     7,130   6,671   100,000 10,915  10,455   100,000  16,890   16,431  100,000
  13        18,599     7,543   7,221   100,000 11,977  11,656   100,000  19,293   18,972  100,000
  14        20,579     7,921   7,753   100,000 13,061  12,893   100,000  21,927   21,759  100,000
  15        22,657     8,263   8,263   100,000 14,166  14,166   100,000  24,816   24,816  100,000
  16        24,840     8,567   8,567   100,000 15,291  15,291   100,000  27,987   27,987  100,000
  17        27,132     8,828   8,828   100,000 16,432  16,432   100,000  31,469   31,469  100,000
  18        29,539     9,040   9,040   100,000 17,586  17,586   100,000  35,294   35,294  100,000
  19        32,066     9,198   9,198   100,000 18,748  18,748   100,000  39,498   39,498  100,000
  20        34,719     9,296   9,296   100,000 19,913  19,913   100,000  44,124   44,124  100,000
  25        50,113     8,675   8,675   100,000 25,652  25,652   100,000  75,587   75,587  101,287
  30        69,761     5,335   5,335   100,000 30,644  30,644   100,000 126,888  126,888  154,804
  35        94,836         0       0         0 33,276  33,276   100,000 208,259  208,259  241,580
  40       126,840         0       0         0 30,182  30,182   100,000 338,103  338,103  361,770
  45       167,685         0       0         0 11,940  11,940   100,000 547,985  547,985  575,384

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect guaranteed cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-SMOKER $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:
                       VALUES--CURRENT COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical          12.00% Hypothetical
                       Gross Investment Return   Gross Investment Return     Gross Investment Return
                       ------------------------ ------------------------- -----------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash   Surrender  Death    Cash    Surrender   Death
 Year   Interest at 5% Value    Value   Benefit  Value    Value   Benefit   Value     Value    Benefit
------  -------------- ------ --------- ------- ------- --------- ------- --------- --------- ---------
   1         3,150      2,034     789   100,000   2,182      937  100,000     2,330     1,086   100,000
   2         6,458      3,975   2,505   100,000   4,399    2,929  100,000     4,841     3,372   100,000
   3         9,930      5,815   4,120   100,000   6,644    4,949  100,000     7,547     5,852   100,000
   4        13,577      7,558   5,638   100,000   8,924    7,004  100,000    10,473     8,553   100,000
   5        17,406      9,192   7,047   100,000  11,228    9,084  100,000    13,635    11,490   100,000
   6        21,426     10,759   8,626   100,000  13,600   11,468  100,000    17,103    14,971   100,000
   7        25,647     12,317  10,241   100,000  16,104   14,028  100,000    20,975    18,899   100,000
   8        30,080     13,867  11,893   100,000  18,746   16,772  100,000    25,296    23,322   100,000
   9        34,734     15,409  13,582   100,000  21,535   19,708  100,000    30,119    28,292   100,000
  10        39,620     16,942  15,307   100,000  24,478   22,843  100,000    35,502    33,867   100,000
  11        44,751     18,467  17,070   100,000  27,584   26,186  100,000    41,510    40,112   100,000
  12        50,139     19,985  18,869   100,000  30,863   29,747  100,000    48,216    47,100   100,000
  13        55,796     21,494  20,705   100,000  34,322   33,534  100,000    55,701    54,912   100,000
  14        61,736     22,995  22,578   100,000  37,974   37,557  100,000    64,055    63,638   100,000
  15        67,972     24,488  24,488   100,000  41,828   41,828  100,000    73,380    73,380   100,000
  16        74,521     25,973  25,973   100,000  45,896   45,896  100,000    83,787    83,787   100,000
  17        81,397     27,450  27,450   100,000  50,189   50,189  100,000    95,369    95,369   107,767
  18        88,617     28,920  28,920   100,000  54,719   54,719  100,000   108,152   108,152   120,049
  19        96,198     30,381  30,381   100,000  59,501   59,501  100,000   122,259   122,259   133,262
  20       104,158     31,835  31,835   100,000  64,548   64,548  100,000   137,831   137,831   147,479
  25       150,340     22,121  22,121   100,000  88,219   88,219  100,000   240,534   240,534   252,561
  30       209,282          0       0         0 121,897  121,897  127,992   402,274   402,274   422,388
  35       284,509          0       0         0 160,765  160,765  168,803   651,846   651,846   684,438
  40       380,519          0       0         0 208,570  208,570  210,656 1,052,401 1,052,401 1,062,925
  45       503,055          0       0         0 273,173  273,173  273,173 1,735,012 1,735,012 1,735,012

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect current cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-SMOKER $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:
                      VALUES--GUARANTEED COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical         12.00% Hypothetical
                       Gross Investment Return  Gross Investment Return     Gross Investment Return
                       ------------------------ ------------------------ -----------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash  Surrender  Death    Cash    Surrender   Death
 Year   Interest at 5% Value    Value   Benefit Value    Value   Benefit   Value     Value    Benefit
------  -------------- ------ --------- ------- ------ --------- ------- --------- --------- ---------
   1         3,150      2,032     787   100,000  2,180     935   100,000     2,328     1,083   100,000
   2         6,458      3,968   2,498   100,000  4,392   2,922   100,000     4,834     3,364   100,000
   3         9,930      5,807   4,112   100,000  6,636   4,941   100,000     7,538     5,843   100,000
   4        13,577      7,547   5,627   100,000  8,912   6,992   100,000    10,459     8,539   100,000
   5        17,406      9,180   7,035   100,000 11,214   9,070   100,000    13,618    11,474   100,000
   6        21,426     10,701   8,568   100,000 13,540  11,407   100,000    17,039    14,906   100,000
   7        25,647     12,102  10,026   100,000 15,883  13,808   100,000    20,750    18,674   100,000
   8        30,080     13,372  11,398   100,000 18,238  16,264   100,000    24,780    22,806   100,000
   9        34,734     14,498  12,671   100,000 20,593  18,766   100,000    29,165    27,338   100,000
  10        39,620     15,464  13,829   100,000 22,941  21,306   100,000    33,948    32,313   100,000
  11        44,751     16,258  14,860   100,000 25,275  23,877   100,000   391,843    37,786   100,000
  12        50,139     16,869  15,753   100,000 27,591  26,476   100,000    44,945    43,829   100,000
  13        55,796     17,285  16,496   100,000 29,887  29,098   100,000    51,316    50,527   100,000
  14        61,736     17,490  17,073   100,000 32,160  31,743   100,000    58,401    57,984   100,000
  15        67,972     17,464  17,464   100,000 34,404  34,404   100,000    66,328    66,328   100,000
  16        74,521     17,173  17,173   100,000 36,607  36,607   100,000    75,251    75,251   100,000
  17        81,397     16,528  16,528   100,000 38,715  38,715   100,000    85,351    85,351   100,000
  18        88,617     15,566  15,566   100,000 40,778  40,778   100,000    96,787    96,787   107,434
  19        96,198     14,170  14,170   100,000 42,734  42,734   100,000   109,402   109,402   119,248
  20       104,158     12,260  12,260   100,000 44,560  44,560   100,000   123,326   123,326   131,959
  25       150,340          0       0         0 51,219  51,219   100,000   216,653   216,653   227,486
  30       209,282          0       0         0 50,019  50,019   100,000   362,686   362,686   380,820
  35       284,509          0       0         0 19,973  19,973   100,000   585,679   585,679   614,963
  40       380,519          0       0         0      0       0         0   942,572   942,572   951,998
  45       503,055          0       0         0      0       0         0 1,555,949 1,555,949 1,555,949

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect guaranteed cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code Requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-SMOKER $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:
                       VALUES--CURRENT COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical         12.00% Hypothetical
                       Gross Investment Return   Gross Investment Return    Gross Investment Return
                       ------------------------ ------------------------- ---------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash   Surrender  Death   Cash   Surrender   Death
 Year   Interest at 5% Value    Value   Benefit  Value    Value   Benefit  Value    Value    Benefit
------  -------------- ------ --------- ------- ------- --------- ------- ------- --------- ---------
   1         1,575      1,116      63   150,000   1,193      140  150,000   1,270      217    150,000
   2         3,229      2,206   1,040   150,000   2,430    1,264  150,000   2,664    1,498    150,000
   3         4,965      3,262   1,983   150,000   3,704    2,426  150,000   4,185    2,907    150,000
   4         6,788      4,297   2,907   150,000   5,032    3,641  150,000   5,861    4,471    150,000
   5         8,703      5,317   3,814   150,000   6,419    4,916  150,000   7,714    6,211    150,000
   6        10,713      6,321   4,867   150,000   7,868    6,413  150,000   9,760    8,306    150,000
   7        12,824      7,310   5,927   150,000   9,381    7,998  150,000  12,021   10,639    150,000
   8        15,040      8,283   6,994   150,000  10,962    9,674  150,000  14,519   13,230    150,000
   9        17,367      9,241   8,069   150,000  12,614   11,442  150,000  17,278   16,107    150,000
  10        19,810     10,185   9,152   150,000  14,339   13,306  150,000  20,327   19,294    150,000
  11        22,376     11,113  10,242   150,000  16,142   15,271  150,000  23,695   22,824    150,000
  12        25,069     12,028  11,341   150,000  18,025   17,338  150,000  27,416   26,729    150,000
  13        27,898     12,928  12,448   150,000  19,992   19,512  150,000  31,527   31,046    150,000
  14        30,868     13,815  13,563   150,000  22,047   21,796  150,000  36,069   35,817    150,000
  15        33,986     14,687  14,687   150,000  24,194   24,194  150,000  41,086   41,086    150,000
  16        37,261     15,547  15,547   150,000  26,437   26,437  150,000  46,629   46,629    150,000
  17        40,699     16,393  16,393   150,000  28,780   28,780  150,000  52,753   52,753    150,000
  18        44,309     17,226  17,226   150,000  31,227   31,227  150,000  59,519   59,519    150,000
  19        48,099     18,046  18,046   150,000  33,784   33,784  150,000  66,993   66,993    150,000
  20        52,079     18,853  18,853   150,000  36,455   36,455  150,000  75,251   75,251    150,000
  25        75,170     20,535  20,535   150,000  49,677   49,677  150,000 130,294  130,294    174,594
  30       104,641     19,990  19,990   150,000  64,673   64,673  150,000 219,425  219,425    267,698
  35       142,254     15,713  15,713   150,000  81,476   81,476  150,000 362,518  362,518    420,521
  40       190,260      4,856   4,856   150,000 100,560  100,560  150,000 593,019  593,019    634,531
  45       251,528          0       0         0 123,575  123,575  150,000 966,984  966,984  1,015,333

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect current cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-SMOKER $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:
                      VALUES--GUARANTEED COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical       12.00% Hypothetical
                       Gross Investment Return  Gross Investment Return   Gross Investment Return
                       ------------------------ ------------------------ -------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash  Surrender  Death   Cash   Surrender  Death
 Year   Interest at 5% Value    Value   Benefit Value    Value   Benefit  Value    Value   Benefit
------  -------------- ------ --------- ------- ------ --------- ------- ------- --------- -------
   1         1,575      1,115      62   150,000  1,192     138   150,000   1,269      215  150,000
   2         3,229      2,200   1,035   150,000  2,424   1,258   150,000   2,657    1,492  150,000
   3         4,965      3,253   1,975   150,000  3,695   2,417   150,000   4,175    2,896  150,000
   4         6,788      4,272   2,882   150,000  5,005   3,614   150,000   5,833    4,442  150,000
   5         8,703      5,256   3,753   150,000  6,353   4,850   150,000   7,644    6,140  150,000
   6        10,713      6,203   4,749   150,000  7,740   6,286   150,000   9,623    8,168  150,000
   7        12,824      7,111   5,728   150,000  9,163   7,781   150,000  11,783   10,401  150,000
   8        15,040      7,980   6,691   150,000 10,626   9,337   150,000  14,146   12,858  150,000
   9        17,367      8,807   7,635   150,000 12,125  10,953   150,000  16,729   15,557  150,000
  10        19,810      9,593   8,560   150,000 13,664  12,631   150,000  19,557   18,524  150,000
  11        22,376     10,333   9,462   150,000 15,238  14,367   150,000  22,650   21,779  150,000
  12        25,069     11,026  10,338   150,000 16,849  16,162   150,000  26,037   25,350  150,000
  13        27,898     11,669  11,189   150,000 18,495  18,015   150,000  29,748   29,267  150,000
  14        30,868     12,262  12,011   150,000 20,178  19,926   150,000  33,818   33,566  150,000
  15        33,986     12,800  12,800   150,000 21,893  21,893   150,000  38,282   38,282  150,000
  16        37,261     13,281  13,281   150,000 23,642  23,642   150,000  43,185   43,185  150,000
  17        40,699     13,697  13,697   150,000 25,419  25,419   150,000  48,571   48,571  150,000
  18        44,309     14,039  14,039   150,000 27,217  27,217   150,000  54,488   54,488  150,000
  19        48,099     14,301  14,301   150,000 29,033  29,033   150,000  60,997   60,997  150,000
  20        52,079     14,473  14,473   150,000 30,858  30,858   150,000  68,161   68,161  150,000
  25        75,170     13,667  13,667   150,000 39,927  39,927   150,000 116,943  116,943  156,704
  30       104,641      8,801   8,801   150,000 48,070  48,070   150,000 196,219  196,219  239,388
  35       142,254          0       0         0 53,048  53,048   150,000 321,962  321,962  373,476
  40       190,260          0       0         0 50,256  50,256   150,000 522,611  522,611  559,194
  45       251,528          0       0         0 26,905  26,905   150,000 846,942  846,942  889,290

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect guaranteed cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-SMOKER $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:
                       VALUES--CURRENT COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical          12.00% Hypothetical
                       Gross Investment Return   Gross Investment Return     Gross Investment Return
                       ------------------------ ------------------------- -----------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash   Surrender  Death    Cash    Surrender   Death
 Year   Interest at 5% Value    Value   Benefit  Value    Value   Benefit   Value     Value    Benefit
------  -------------- ------ --------- ------- ------- --------- ------- --------- --------- ---------
   1         4,725      3,081   1,220   150,000   3,304    1,443  150,000     3,527     1,666   150,000
   2         9,686      6,093   3,895   150,000   6,735    4,537  150,000     7,405     5,207   150,000
   3        14,896      9,077   6,541   150,000  10,341    7,806  150,000    11,716     9,181   150,000
   4        20,365     12,033   9,160   150,000  14,133   11,260  150,000    16,508    13,635   150,000
   5        26,109     14,961  11,751   150,000  18,118   14,907  150,000    21,835    18,625   150,000
   6        32,139     17,863  14,670   150,000  22,307   19,114  150,000    27,757    24,564   150,000
   7        38,471     20,737  17,628   150,000  26,710   23,602  150,000    34,341    31,232   150,000
   8        45,120     23,584  20,628   150,000  31,338   28,382  150,000    41,659    38,703   150,000
   9        52,101     26,405  23,668   150,000  36,204   33,467  150,000    49,794    47,057   150,000
  10        59,431     29,199  26,750   150,000  41,318   38,869  150,000    58,837    56,388   150,000
  11        67,127     31,967  29,873   150,000  46,693   44,599  150,000    68,889    66,795   150,000
  12        75,208     34,710  33,038   150,000  52,344   50,672  150,000    80,065    78,393   150,000
  13        83,694     37,426  36,244   150,000  58,284   57,102  150,000    92,487    91,305   150,000
  14        92,604     40,118  39,493   150,000  64,527   63,903  150,000   106,297   105,672   150,000
  15       101,959     42,784  42,784   150,000  71,090   71,090  150,000   121,648   121,648   150,000
  16       111,782     45,426  45,426   150,000  77,989   77,989  150,000   138,691   138,691   159,495
  17       122,096     48,043  48,043   150,000  85,240   85,240  150,000   157,498   157,498   177,972
  18       132,926     50,635  50,635   150,000  92,863   92,863  150,000   178,243   178,243   197,850
  19       144,297     53,203  53,203   150,000 100,875  100,875  150,000   201,132   201,132   219,234
  20       156,237     55,747  55,747   150,000 109,297  109,297  150,000   226,390   226,390   242,238
  25       225,511     53,599  53,599   150,000 155,044  155,044  162,796   394,402   394,402   414,123
  30       313,924     38,775  38,775   150,000 212,310  212,310  222,925   662,076   662,076   695,180
  35       426,763          0       0         0 279,543  279,543  293,520 1,082,860 1,082,860 1,137,003
  40       570,779          0       0         0 362,287  362,287  365,910 1,761,618 1,761,618 1,779,234
  45       754,583          0       0         0 470,852  470,852  470,852 2,901,097 2,901,097 2,901,097

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect current cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-SMOKER $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:
                      VALUES--GUARANTEED COST OF INSURANCE

                          0.00% Hypothetical       6.00% Hypothetical         12.00% Hypothetical
                       Gross Investment Return  Gross Investment Return     Gross Investment Return
                       ------------------------ ------------------------ -----------------------------
           Premium
Policy    Paid Plus     Cash  Surrender  Death   Cash  Surrender  Death    Cash    Surrender   Death
 Year   Interest at 5% Value    Value   Benefit Value    Value   Benefit   Value     Value    Benfit
------  -------------- ------ --------- ------- ------ --------- ------- --------- --------- ---------
   1         4,725      3,078   1,218   150,000  3,301   1,440   150,000     3,524     1,663   150,000
   2         9,686      6,011   3,813   150,000  6,651   4,453   150,000     7,318     5,120   150,000
   3        14,896      8,799   6,264   150,000 10,051   7,516   150,000    11,413     8,877   150,000
   4        20,365     11,438   8,565   150,000 13,501  10,628   150,000    15,839    12,966   150,000
   5        26,109     13,917  10,707   150,000 16,993  13,783   150,000    20,627    17,417   150,000
   6        32,139     16,228  13,035   150,000 20,522  17,329   150,000    25,814    22,621   150,000
   7        38,471     18,359  15,251   150,000 24,080  20,972   150,000    31,441    28,333   150,000
   8        45,120     20,294  17,337   150,000 27,658  24,701   150,000    37,557    34,601   150,000
   9        52,101     22,011  19,275   150,000 31,240  28,504   150,000    44,213    41,477   150,000
  10        59,431     23,491  21,042   150,000 34,815  32,366   150,000    51,477    49,028   150,000
  11        67,127     24,713  22,619   150,000 38,372  36,278   150,000    59,433    57,339   150,000
  12        75,208     25,662  23,991   150,000 41,909  40,238   150,000    68,191    66,519   150,000
  13        83,694     26,319  25,137   150,000 45,421  44,239   150,000    77,881    76,699   150,000
  14        92,604     26,661  26,036   150,000 48,904  48,279   150,000    88,663    88,038   150,000
  15       101,959     26,658  26,658   150,000 52,352  52,352   150,000   100,732   100,732   150,000
  16       111,782     26,260  26,260   150,000 55,746  55,746   150,000   114,324   114,324   150,000
  17       122,096     25,333  25,333   150,000 59,010  59,010   150,000   129,718   129,718   150,000
  18       132,926     23,935  23,935   150,000 62,218  62,218   150,000   147,087   147,087   163,267
  19       144,297     21,888  21,888   150,000 65,282  65,282   150,000   166,228   166,228   181,188
  20       156,237     19,077  19,077   150,000 68,169  68,169   150,000   187,355   187,355   200,470
  25       225,511          0       0         0 79,377  79,377   150,000   328,965   328,965   345,413
  30       313,924          0       0         0 80,791  80,791   150,000   550,545   550,545   578,072
  35       426,763          0       0         0 47,336  47,336   150,000   888,895   888,895   933,340
  40       570,779          0       0         0      0       0         0 1,430,415 1,430,415 1,444,719
  45       754,583          0       0         0      0       0         0 2,361,113 2,361,113 2,361,113

Assumptions:

(1) Based on Death Benefit Option A and assumes no policy loans have been made.

(2) Values reflect guaranteed cost of insurance charges.

(3) Net Investment Returns are calculated as the Hypothetical Gross Investment Return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements.

(5) Zero values indicate policy lapse in absence of an additional premium payment.

  The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and actual expenses. The Death Benefit, Cash Value And Surrender Value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                         TABLE OF DEATH BENEFIT FACTORS

Attained             Attained             Attained             Attained
  Age*     Percent     Age*     Percent     Age*     Percent     Age*     Percent
--------   -------   --------   -------   --------   -------   --------   -------
  0-40       250        50        185        60        130        70        115
   41        243        51        178        61        128        71        113
   42        236        52        171        62        126        72        111
   43        229        53        164        63        124        73        109
   44        222        54        157        64        122        74        107
   45        215        55        150        65        120      75-90       105
   46        209        56        146        66        119        91        104
   47        203        57        142        67        118        92        103
   48        197        58        138        68        117        93        102
   49        191        59        134        69        116        94        101
                                                                95-99       100

* attained age as of the beginning of the Policy Year

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKING PURSUANT TO RULE 484(b)(1)
                       UNDER THE SECURITIES ACT OF 1933

     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, Kemper Investors Life Insurance Company (KILICO) and the Separate Account will agree to indemnify Investors Brokerage Services, Inc.
(IBS) against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS will agree to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representative of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with KILICO's instructions.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of KILICO or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of IBS) pursuant to the foregoing provisions, or otherwise KILICO and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO or the Separate Account of expenses incurred or paid by a director, officer or controlling person of KILICO or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, KILICO and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO
                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Kemper Investors Life Insurance Company (KILICO) represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                    REPRESENTATION PURSUANT TO RULE 6e-3(T)

     This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

         The Facing sheet.
         Reconciliation and tie between items in N-8B-2 and Prospectus.
         Power V prospectus consisting of 89 pages.
         The undertaking to file reports.
         Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.
         Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.

         The signatures.

         Written consents of the following persons:

         /2/A. Frank J. Julian, Esq. (Included in Opinion filed as Exhibit
               3(a)).

            B. PricewaterhouseCoopers LLP, independent accountants (Filed as
               Exhibit 6).

        /13/C. Christopher J. Nickele, FSA (Included in Opinion filed as
               Exhibit 3(b)(i)).

        /13/D. Steven D. Powell, FSA (Included in Opinion filed as Exhibit
               3(b)(ii)).

     The following exhibits:


     /1/1-A(1)          KILICO Resolution establishing the Separate Account

     /1/1-A(3)(a)       Distribution Agreement between KILICO and Investors
                        Brokerage Services, Inc. (IBS)

     /3/1-A(3)(b)       Specimen Selling Group Agreement of IBS

     /2/1-A(3)(c)       Schedules of commissions

     /3/1-A(3)(d)       General Agent Agreement

     /2/1-A(5)          Form of Policy

     /1/1-A(6)(a)       KILICO Articles of Incorporation

     /3/1-A(6)(b)       By-Laws of KILICO

     /4/1-A(8)(a)       Participation Agreement among KILICO, American Skandia
                        Trust and American Skandia Investment Services,
                        Incorporated

     /4/1-A(8)(b)       Service Agreement between KILICO and American Skandia
                        Investment Services, Incorporated

     /6/1-A(8)(c)       Participation Agreement between Kemper Investors Life
                        Insurance Company and Scudder Variable Life Investment
                        Fund (now known as Scudder Variable Series I)

     /6/1-A(8)(d)       Participating Contract and Policy Agreement between
                        Kemper Investors Life Insurance Company and Scudder
                        Kemper Investments, Inc. (now known as Zurich Scudder
                        Investments, Inc.)

     /6/1-A(8)(e)     Indemnification Agreement between Kemper Investors Life
                      Insurance Company and Scudder Kemper Investments, Inc.
                      (now known as Zurich Scudder Investments, Inc.)

     /5/1-A(8)(f)     Fund Participation Agreement among Kemper Investors Life
                      Insurance Company, Fidelity Variable Insurance Products
                      Fund and Fidelity Distributors Corporation

     /5/1-A(8)(g)     Fund Participation Agreement among Kemper Investors Life
                      Insurance Company, Fidelity Variable Insurance Products
                      Fund II and Fidelity Distributors Corporation

    /10/1-A(8)(h)     Fund Participation Agreement among Kemper Investors Life
                      Insurance Company, Fidelity Variable Insurance Products
                      Fund III and Fidelity Distributors Corporation

    /11/1-A(8)(i)     Third Amendment to Fund Participation Agreement among
                      Kemper Investors Life Insurance Company, Fidelity Variable
                      Insurance Products Fund and Fidelity Distributors
                      Corporation

    /14/1-A(8)(j)     Second Amendment to Fund Participation Agreement among
                      Kemper Investors Life Insurance Company, Fidelity Variable
                      Insurance Products Fund II and Fidelity Distributors
                      Corporation

     /6/1-A(8)(k)     Participation Agreement among Kemper Investors Life
                      Insurance Company, PIMCO Variable Insurance Trust, and
                      PIMCO Funds Distributors LLC

     /6/1-A(8)(k)(i)  Services Agreement between Pacific Investment Management
                      Company and Kemper Investors Life Insurance Company

    /12/1-A(8)(l)     Participation Agreement Among Franklin Templeton Variable
                      Insurance Products Trust, Franklin Templeton Distributors,
                      Inc. and Kemper Investors Life Insurance Company.

     /2/1-A(10)       Application for Policy

     /2/2             Specimen Notice of Withdrawal Right

     /2/3(a) Opinion and consent of legal officer of KILICO as to legality of policies being registered

    /13/3(b)(i)       Opinion and consent of actuarial officer of KILICO
                      regarding prospectus illustrations and actuarial matters

    /13/3(b)(ii)      Opinion and consent of actuarial officer of KILICO
                      regarding prospectus illustrations and actuarial matters

        6 Consents of PricewaterhouseCoopers LLP, independent accountants

     /2/8             Procedures Memorandum, pursuant to Rule 6e-
                      3(T)(b)(12)(iii)

     /1/11 Representation, description and undertakings regarding mortality and expense risk charge pursuant to Rule 6e-3(T)(b)(13)(iii)(F)

     /7/12(a) Schedule III: Supplementary Insurance Information (years ended December 31, 2000 and 1999)

     /7/12(b)         Schedule IV: Reinsurance (year ended December 31, 2000)

     /8/12(c)         Schedule IV: Reinsurance (year ended December 31, 1999)

     /9/12(d)         Schedule IV: Reinsurance (year ended December 31, 1998)

     /7/12(e) Schedule V: Valuation and qualifying accounts (year ended December 31, 2000)

     /8/12(f) Schedule V: Valuation and qualifying accounts (year ended December 31, 1999)

     /9/12(g) Schedule V: Valuation and qualifying accounts (year ended December 31, 1998)

_______________

/1/ Incorporated by reference to the Registration Statement of the Registrant on Form S-6 filed on or about December 26, 1995 (File No. 33-65399).

/2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about June 5, 1996 (File No. 33-65399).

/3/ Incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

/4/ Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about April 28, 1997 (File No. 33-65399).

/5/ Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 filed on or about April 26, 1996 (File No. 2-72671).

/6/ Incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 for KILICO (file No. 333-22389) filed on or about April 20, 1999.

/7/ Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 2000 filed on or about March 28, 2001.

/8/ Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 1999 filed on or about March 29, 2000.

/9/ Incorporated herein by reference to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 20, 1999.

/10/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form S-6 filed on or about April 23, 1999 (File No. 33-65399).

/11/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-88845) filed on or about December 29, 1999.

/12/ Incorporated herein by reference to Amendment No. 7 to the Registration
     Statement on Form S-1 (File No. 333-22389) filed on or about April __,
     2001.

/13/ Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on Form S-6 filed on or about April 24, 2000 (File No. 33-65399).

/14/ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form S-6 filed on or about April 30, 1999 (File No. 333-35159).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account, certifies that it meets the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 25th day of April, 2001.

                                   KILICO VARIABLE SEPARATE ACCOUNT
                                   (Registrant)
                                   By:  Kemper Investors Life Insurance Company
                                   (Depositor)

                                   By: /s/  Gale K. Caruso
                                       -------------------
                                   Gale K. Caruso, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 25th day of April, 2001.

         Signature                        Title
         ---------                        -----

/s/  Gale K. Caruso                President, Chief Executive Officer and
--------------------------         Director (Principal Executive Officer)
Gale K. Caruso

/s/  MARTIN D. FEINSTEIN           Chairman of the Board
--------------------------
Martin D. Feinstein

/s/  Frederick L. Blackmon         Executive Vice President, Chief Financial
--------------------------         Officer and Director (Principal Financial
Frederick L. Blackmon              Officer and Principal Accounting Officer)

/s/  Eliane C. Frye                Director
--------------------------
Eliane C. Frye

/s/  James E. Hohmann              Director
--------------------------
James E. Hohmann

/s/  DEBRA P. REZABEK              Director
---------------------
Debra P. Rezabek

                                 EXHIBIT INDEX


                                                            Sequential
     Exhibit                                                    Page
     Number                       Title                        Number*
     ------                       -----                        -------

       6         Consents of PricewaterhouseCoopers LLP,
                 independent accountants